  As filed with the Securities and Exchange Commission on October 30, 1995

                                                               File No. 2-73428
                                                               File No. 811-3231
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              /_/

                         POST-EFFECTIVE AMENDMENT NO. 19                /X/

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         /_/

                               AMENDMENT NO. 19                         /X/


                             SEI LIQUID ASSET TRUST
                             ----------------------
               (Exact name of registrant as specified in charter)

                               c/o CT Corporation
                                2 Oliver Street
                          Boston, Massachusetts  02109
                          ----------------------------
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code (800) 342-5734

                                  David G. Lee
                              c/o SEI Corporation
                             680 E. Swedesford Road
                           Wayne, Pennsylvania 19087
                           -------------------------
                    (Name and Address of Agent for Service)

                                   Copies to:
      Richard W. Grant, Esq.                      John H. Grady, Jr., Esq.
      Morgan, Lewis & Bockius LLP                 Morgan, Lewis & Bockius LLP
      2000 One Logan Square                       1800 M Street, N.W.
      Philadelphia, Pennsylvania 19103            Washington, D.C.  20036

--------------------------------------------------------------------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

======================================================================================================================
  Title of Securities Being        Amount Being       Proposed Maximum            Proposed            Amount of
        Registered                  Registered       Offering Price Per           Maximum            Registration
                                                            Unit             Aggregate Offering          Fee(1)
                                                                                    Price
----------------------------------------------------------------------------------------------------------------------
Units of beneficial interest       $1,528,892,244       $1.00 per share          $1,528,892,244            $100
======================================================================================================================

(1) Registrant had actual aggregate redemptions of $11,679,664,849 for its fiscal year ended June 30, 1995; has used $10,151,062,628 of available redemptions for reductions pursuant to Rule 24f-2(c) under the 1940 Act and has previously used no available redemptions for reductions pursuant to Rule 24e-2(a) of the 1940 Act during the current year. Registrant elects to use redemptions in the aggregate amount of $1,528,602,221 for reductions in its current amendment.


--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box):

 X  immediately upon filing pursuant to paragraph (b)
---
___ on [date] pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)
___ on [date] pursuant to paragraph (a) of Rule 485

--------------------------------------------------------------------------------

    DECLARATION PURSUANT TO RULE 24F-2: Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Rule 24f-2 Notice for the Registrant's fiscal year ending June 30, 1995 was filed August 25, 1995.

                             SEI LIQUID ASSET TRUST

                             CROSS REFERENCE SHEET

N-1A Item No.                                            Location
-------------                                            --------

PART A-All Portfolios - Class A
-------------------------------
Item 1.  Cover Page....................................  Cover Page
Item 2.  Synopsis......................................  *
Item 3.  Condensed Financial Information...............  Financial Highlights
Item 4.  General Description of Registrant.............  The Trust; Investment
                                                         Objectives and Policies
Item 5.  Management of the Fund........................  Trustees of the Trust;
                                                         The Manager and
                                                         Shareholder Servicing
                                                         Agent; The Adviser
Item 6.  Capital Stock and Other Securities............  Voting Rights;
                                                         Shareholder Inquiries;
                                                         Dividends; Taxes
Item 7.  Purchase of Securities Being Offered..........  Purchase and
                                                         Redemption of Shares
Item 8.  Redemption or Repurchase......................  Purchase and
                                                         Redemption of Shares
Item 9.  Pending Legal Proceedings.....................  *

PART A-Treasury Securities Portfolio - Class D
----------------------------------------------
 Item 1. Cover Page....................................  Cover Page
 Item 2. Synopsis......................................  *
 Item 3. Condensed Financial Information...............  Financial Highlights
 Item 4. General Description of Registrant.............  The Trust; Investment
                                                         Objectives and Policies
 Item 5. Management of the Fund........................  Trustees of the Trust;
                                                         The Manager and
                                                         Shareholder Servicing
                                                         Agent; The Adviser
 Item 6. Capital Stock and Other Securities............  Voting Rights;
                                                         Shareholder Inquiries;
                                                         Dividends; Taxes
 Item 7. Purchase of Securities Being Offered..........  Purchase and
                                                         Redemption of Shares
 Item 8. Redemption or Repurchase......................  Purchase and
                                                         Redemption of Shares
 Item 9. Pending Legal Proceedings.....................  *

PART B-All Portfolios
---------------------
 Item 10. Cover Page...................................  Cover Page
 Item 11. Table of Contents............................  Table of Contents
 Item 12. General Information and History..............  The Trust
 Item 13. Investment Objectives and Policies...........  Description of Permitted
                                                         Investments; Investment
                                                         Limitations
 Item 14. Management of the Registrant.................  Trustees and Officers of
                                                         the Trust (Prospectus);
                                                         The Manager and
                                                         Shareholder Servicing
                                                         Agent; The Adviser
 Item 15. Control Persons and Principal Holders of
            Securities.................................  5% Shareholders;
                                                         Trustees and Officers of
                                                         the Trust
 Item 16. Investment Advisory and Other Services.......  The Adviser; The
                                                         Manager and
                                                         Shareholder Servicing
                                                         Agent; Distribution;
                                                         Experts
 Item 17. Brokerage Allocation.........................  Portfolio Transactions
 Item 18. Capital Stock and Other Securities...........  Description of Shares
 Item 19. Purchase, Redemption, and Pricing of
           Securities Being Offered....................  Purchase and
                                                         Redemption of Shares
                                                         (Prospectus);
                                                         Determination of Net
                                                         Asset Value
 Item 20. Tax Status...................................  Taxes (Prospectus); Tax
 Item 21. Underwriters.................................  Distribution
 Item 22. Calculation of Performance Data..............  Performance
 Item 23. Financial Statements.........................  Financial Information
----------

  * Not Applicable

  PART C
  ------

   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

SEI LIQUID ASSET TRUST

OCTOBER 30, 1995
--------------------------------------------------------------------------------

TREASURY SECURITIES PORTFOLIO
GOVERNMENT SECURITIES PORTFOLIO
PRIME OBLIGATION PORTFOLIO
INSTITUTIONAL CASH PORTFOLIO
MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated October 30, 1995, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Liquid Asset Trust (the "Trust") is an open-end management investment company certain classes of which offer financial institutions a convenient means of investing their own funds, or funds for which they act in a fiduciary, agency or custodial capacity, in one or more professionally managed diversified portfolios of securities. Some portfolios offer separate classes of units of beneficial interest that differ from each other primarily in the allocation of certain distribution expenses and minimum investment amounts. This Prospectus offers Class A shares of each of the Trust's five money market portfolios (each, a "Portfolio," and together, the "Portfolios") listed above.

AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (As a percentage of average net assets)
--------------------------------------------------------------------------------

                           TREASURY   GOVERNMENT    PRIME     INSTITUTIONAL   MONEY
                          SECURITIES  SECURITIES  OBLIGATION      CASH       MARKET
                          PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO
                          ----------  ----------  ----------  ------------- ---------
Management/Advisory fees
 (after fee waivers)/1/      .36%        .36%        .36%          .39%       .36%
12b-1 fees/2/                .04%        .04%        .04%          .00%       .04%
Other Expenses               .04%        .04%        .04%          .05%       .04%/3/
-------------------------------------------------------------------------------------
Total Operating Expenses     .44%/1/     .44%/1/     .44%/1/       .44%       .44%/1/
-------------------------------------------------------------------------------------

1 The Manager has agreed contractually to waive its fee in an amount that limits the total operating expenses of such Portfolio to not more than .44% of its average net assets, except for the Institutional Cash Portfolio for which the waiver is voluntary and may be terminated at any time in the Manager's sole discretion. Absent this waiver, management/advisory fees for the Treasury Securities, Government Securities, Prime Obligation, Institutional Cash and Money Market Portfolios, would be .45%, .45%, .45%, .39% and .45%, respectively, and, total operating expenses for the Treasury Securities, Government Securities, Prime Obligation and Money Market Portfolios would be .53%, .53%, .53%, and .53%, respectively, for the fiscal year ended June 30, 1995. Additional information may be found under "The Manager and Shareholder Servicing Agent," "The Adviser" and "Distribution."

2 The 12b-1 fees shown reflect each Portfolio's current 12b-1 budget for reimbursement of expenses except that there has been a waiver of any 12b-1 fees for the Institutional Cash Portfolio. Absent this waiver, total operating expenses for the Institutional Cash Portfolio would be .48%.

3 Other Expenses for the Money Market Portfolio are based on estimated amounts for the current fiscal year.

EXAMPLE

-------------------------------------------------------------------------------
An investor in any Portfolio would pay the
following expenses on a $1,000 investment assuming
(1) 5% annual return and (2) redemption at the end  1 YR. 3 YRS. 5 YRS. 10 YRS.
of each time period:                                ----- ------ ------ -------
                                                    $5.00 $14.00 $25.00 $55.00
-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolios. A person who purchases shares through a financial institution may be charged separate fees by that institution. The information set forth in the foregoing table and example relates only to the Portfolios' Class A shares. The Treasury Securities Portfolio also offers Class D shares, which are subject to the same expenses except that Class D shares bear different distribution and transfer agent costs. Additional information regarding these differences may be found under "The Manager and Shareholder Servicing Agent," "The Adviser" and "Distribution." Long-term shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by the Rules of Fair Practice (the "Rules") of the National Association of Securities Dealers, Inc. (the "NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights for a share outstanding throughout each year, insofar as they relate to each of the years in the period ended June 30, 1995, have been audited by Price Waterhouse LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto which are included in the Statement of Additional Information under the heading "Financial Information." As of June 30, 1995, the Money Market Portfolio had not commenced operations. Additional performance information is set forth in the Trust's 1995 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-342-5734.

For a Class A Share Outstanding Throughout each Period

                                                                                                                         Ratio of
                                                                Distributions                                              Net
         Net Asset                                Distributions     from                                      Ratio of  Investment
           Value      Net        Realized and       from Net      Realized    Net Asset          Net Assets   Expenses    Income
         Beginning Investment     Unrealized       Investment      Capital    Value End Total      End of    to Average to Average
         of Period   Income   Gains on Securities    Income         Gains     of Period Return  Period (000) Net Assets Net Assets
----------------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
1995       $1.00      $0.05            --             $(0.05)          --       $1.00    5.05%   1,254,888      0.44%      4.93%
1994        1.00       0.03            --              (0.03)          --        1.00    3.00    1,501,510      0.44       2.91
1993        1.00       0.03            --              (0.03)          --        1.00    3.03    2,219,701      0.44       2.99
1992        1.00       0.05            --              (0.05)          --        1.00    4.69    2,304,153      0.44       4.60
1991        1.00       0.07            --              (0.07)          --        1.00    7.04    2,248,497      0.44       6.80
1990        1.00       0.08            --              (0.08)          --        1.00    8.41    2,076,845      0.44       8.10
1989        1.00       0.08            --              (0.08)          --        1.00    8.51    2,318,763      0.44       8.20
1988        1.00       0.06            --              (0.06)          --        1.00    6.56    2,671,802      0.44       6.40
1987        1.00       0.06            --              (0.06)          --        1.00    5.91    2,580,118      0.44       5.70
1986        1.00       0.07            --              (0.07)          --        1.00    7.40    2,041,343      0.44       7.20
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
1995       $1.00      $0.05            --             $(0.05)          --       $1.00    5.18%     200,768      0.44%      5.04%
1994        1.00       0.03            --              (0.03)          --        1.00    3.04      255,554      0.44       2.96
1993        1.00       0.03            --              (0.03)          --        1.00    3.05      507,832      0.44       3.00
1992        1.00       0.05            --              (0.05)          --        1.00    4.72      399,938      0.44       4.60
1991        1.00       0.07            --              (0.07)          --        1.00    7.08      520,187      0.44       6.80
1990        1.00       0.08            --              (0.08)          --        1.00    8.48      368,318      0.44       8.10
1989        1.00       0.08            --              (0.08)          --        1.00    8.69      467,056      0.44       8.30
1988        1.00       0.07            --              (0.07)          --        1.00    6.83      523,274      0.44       6.70
1987        1.00       0.06            --              (0.06)          --        1.00    5.99      479,968      0.44       5.80
1986        1.00       0.07            --              (0.07)          --        1.00    7.52      222,215      0.44       7.30
----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION
----------------------------------------------------------------------------------------------------------------------------------
1995       $1.00      $0.05            --             $(0.05)          --       $1.00    5.20%     940,863      0.44%      5.21%
1994        1.00       0.03            --              (0.03)          --        1.00    3.08      918,509      0.44       3.03
1993        1.00       0.03            --              (0.03)          --        1.00    3.07    1,173,109      0.44       3.04
1992        1.00       0.05            --              (0.05)          --        1.00    4.73    1,515,554      0.44       4.70
1991        1.00       0.07            --              (0.07)          --        1.00    7.36    1,729,845      0.44       7.10
1990        1.00       0.08            --              (0.08)          --        1.00    8.57    1,804,367      0.44       8.30
1989        1.00       0.09            --              (0.09)          --        1.00    8.85    2,160,859      0.44       8.50
1988        1.00       0.07            --              (0.07)          --        1.00    7.12    2,224,159      0.44       6.90
1987        1.00       0.06            --              (0.06)          --        1.00    6.08    1,851,072      0.44       5.90
1986        1.00       0.07            --              (0.07)          --        1.00    7.58    1,469,066      0.44       7.30
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CASH*
----------------------------------------------------------------------------------------------------------------------------------
1995       $1.00    $0.0003            --           $(0.0003)          --       $1.00    4.94%         --       0.44%      5.19%
1994        1.00     0.0003            --            (0.0003)          --        1.00    2.60          --       0.44       2.63
1993        1.00     0.0003            --            (0.0003)          --        1.00    2.83          --       0.44       2.66
1992        1.00     0.0002            --            (0.0002)          --        1.00    3.47          --       0.44       3.50
1991        1.00     0.0003         0.0001           (0.0003)      (0.0001)      1.00    7.12          --       0.42       5.90
1990        1.00     0.0008         0.0003           (0.0008)      (0.0003)      1.00   10.22          --       0.44       7.80
1989        1.00     0.0007         0.0002           (0.0007)      (0.0002)      1.00    8.49          --       0.44       6.80
1988        1.00     0.0006         0.0001           (0.0006)      (0.0001)      1.00    4.02          --       0.44       5.20
1987(1)     1.00     0.0003            --            (0.0003)          --        1.00    5.48          --       0.44       5.30
                     Ratio of
                       Net
          Ratio of  Investment
          Expenses    Income
         to Average to Average
         Net Assets Net Assets
         (Excluding (Excluding
          Waivers)   Waivers)
----------------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
1995        0.54%      4.83%
1994        0.51       2.84
1993        0.50       2.93
1992        0.50       4.50
1991        0.47       6.80
1990        0.45       8.10
1989        0.44       8.20
1988        0.44       6.40
1987        0.45       5.70
1986        0.44       7.20
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
1995        0.53%      4.95%
1994        0.51       2.89
1993        0.50       2.94
1992        0.50       4.60
1991        0.48       6.70
1990        0.45       8.10
1989        0.46       8.30
1988        0.44       6.70
1987        0.46       5.80
1986        0.44       7.30
----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION
----------------------------------------------------------------------------------------------------------------------------------
1995        0.53%      5.12%
1994        0.51       2.96
1993        0.50       2.98
1992        0.49       4.60
1991        0.47       7.10
1990        0.45       8.30
1989        0.44       8.50
1988        0.44       6.90
1987        0.45       5.90
1986        0.44       7.30
----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CASH*
----------------------------------------------------------------------------------------------------------------------------------
1995        0.44%      5.19%
1994        0.44       2.63
1993        0.44       2.66
1992        0.44       3.50
1991        0.42       5.90
1990        0.44       7.80
1989        0.44       6.80
1988        0.44       5.20
1987(1)     0.44       5.30

(1) Institutional Cash Fund commenced operations on December 31, 1986.
 *  Annualized
    Amounts designated as "--" are either $0 or have been rounded to $0.

THE TRUST ______________________________________________________________________

SEI Liquid Asset Trust (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in separate diversified investment portfolios. This Prospectus offers Class A shares of the Trust's Treasury Securities, Government Securities, Prime Obligation, Institutional Cash and Money Market Portfolios (each a "Portfolio," and, together, the "Portfolios"). The Treasury Securities Portfolio also offers Class D shares. Additional information pertaining to the Trust may be obtained by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES _______________________________________________________________________
TREASURY          The Treasury Securities Portfolio seeks to preserve
SECURITIES        principal value and maintain a high degree of liquidity
PORTFOLIO         while providing current income.

                     The Portfolio invests exclusively in U.S. Treasury
                  obligations and repurchase agreements involving such obligations. The repurchase agreement dealers selected for the Treasury Securities Portfolio must meet certain creditworthiness criteria established by Standard & Poor's Corporation ("S&P").

GOVERNMENT        The Government Securities Portfolio seeks to preserve
SECURITIES        principal value and maintain a high degree of liquidity
PORTFOLIO         while providing current income.

                     The Portfolio invests exclusively in U.S. Treasury
                  obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government, and repurchase agreements involving such obligations.

PRIME             The Prime Obligation Portfolio seeks to preserve principal
OBLIGATION        value and maintain a high degree of liquidity while
PORTFOLIO         providing current income.

                     The Portfolio invests exclusively in (i) commercial paper
                  rated at least A-1 by S&P or Prime-1 by Moody's Investors Service, Inc. ("Moody's") at the time of investment or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. commercial banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation or savings and loan institutions, which banks or institutions have total assets of $500 million or more as shown on their most recent public financial statements, at the time of investment, provided that such obligations are rated in the top two short-term rating categories by two or more nationally recognized statistical rating organizations ("NRSROs"), or one NRSRO if only one NRSRO has rated the security at the time of investment or, if not rated, determined by the Adviser to be of comparable quality; (iii) short-term corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's at the time of investment or, if not rated, determined by the Adviser to be of comparable quality; (iv) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two NRSROs in one of the two highest municipal bond rating categories, and which carry yields that are competitive with those of other types of money market instruments of comparable quality; (v) U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; and (vi) repurchase agreements involving any of the foregoing obligations.

                     The Prime Obligation Portfolio may invest in restricted
                  securities and may invest up to 10% of its net assets in illiquid securities. Rule 144A Securities and Section 4(2) commercial paper that meet the criteria established by the Board of Trustees of the Trust may be considered liquid.

INSTITUTIONAL     The Institutional Cash Portfolio seeks to preserve principal
CASH PORTFOLIO    value and maintain a high degree of liquidity while
                  providing current income.

                     The Portfolio invests exclusively in U.S. Treasury
                  obligations.

MONEY MARKET      The Money Market Portfolio seeks to preserve principal value
PORTFOLIO         and maintain a high degree of liquidity while providing
                  current income.

                     The Portfolio invests in the following U.S. dollar
                  denominated obligations: (i) commercial paper rated in the highest rating category by at least one NRSRO at the time of investment or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (including certificates of deposit, time deposits, bankers' acceptances and bank notes) of U.S. savings and loan institutions, U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their most recent public financial statements, at the time of investment; (iii) short-term corporate obligations rated in one of the two highest rating categories by at least one NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; (v) repurchase agreements involving any of the foregoing obligations; and (vi) custodial receipts representing investments in component parts of U.S. Treasury obligations.

                     The Money Market Portfolio may invest in restricted
                  securities and may invest up to 10% of its net assets in illiquid securities. Rule 144A securities and Section 4(2) commercial paper that meet the criteria established by the Board of Trustees of the Trust may be considered liquid.

                     There can be no assurance that the Portfolios will
                  achieve their respective investment objectives.

GENERAL INVESTMENT POLICIES ____________________________________________________

                  In purchasing obligations, each Portfolio complies with the requirements of Rule 2a-7 under the 1940 Act, as that Rule may be amended from time to time. The quality, maturity and diversification requirements of the Government Securities and Prime Obligation Portfolios are more restrictive than those imposed by Rule 2a-7. If Shareholders of these Portfolios elect to be governed by Rule 2a-7 in the future, the Portfolios will become subject to the Rule 2a-7 restrictions applicable to the Trust's other Portfolios. Rule 2a-7's requirements currently provide that each Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, each Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two NRSROs (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Portfolio may invest. Purchases of unrated securities and securities rated by only one NRSRO will be ratified by the Trust's Board of Trustees.

                     Securities rated in the highest rating category (e.g., A-
                  1 by S&P) by at least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Securities rated in the second highest rating category (e.g., A-2 by S&P) by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities. Each Portfolio will invest, in the aggregate, no more than 5% of its assets in second tier securities, and any investment in any one second tier security is limited to the greater of 1% of a Portfolio's total assets or $1 million.

                     The Government Securities and Prime Obligation Portfolios
                  may only purchase securities with a remaining maturity of 365 days or less, and, as a matter of non-fundamental policy, will maintain a dollar-weighted average portfolio maturity of 90 days or less. Each Portfolio may purchase securities on a when-issued or delayed delivery basis.

                     For additional information regarding the Portfolios'
                  permitted investments and the ratings referred to above, see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT LIMITATIONS _________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolios. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.

                     It is a fundamental policy of each Portfolio to use its
                  best efforts to maintain a constant net asset value of $1.00 per share. In addition, it is a fundamental policy of each of the Government Securities and Prime Obligation Portfolios to invest its assets solely in the securities listed as appropriate investments for that Portfolio.

                  Each Portfolio may not:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the U.S. Government, its agencies or instrumentalities and any securities guaranteed thereby) if as a result more than 5% of the total assets of the Portfolio (based on fair market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Treasury Securities, Money Market and Institutional Cash Portfolios may invest up to 25% of their total assets without regard to this restriction as permitted by Rule 2a-7.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for that Portfolio and any interest paid on such borrowings will reduce the income of that Portfolio.

                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER AND SHAREHOLDER SERVICING AGENT ____________________________________

                  SEI Financial Management Corporation (the "Manager" and the "Transfer Agent"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as transfer agent, dividend disbursing agent, and shareholder servicing agent.

                     The Manager is entitled to a fee which is calculated
                  daily and paid monthly at an annual rate of .42% of the average daily net assets of each Portfolio, except the Institutional Cash Portfolio, for which the Manager is entitled to a fee of .36% of the Portfolio's average daily net assets. The Manager has contractually agreed to waive all or a portion of its fee with respect to each Portfolio, except the Institutional Cash Portfolio, in order to limit the total operating expenses of the Class A shares of such Portfolios to not more than .44% of its average daily net assets. For the Institutional Cash Portfolio only, this waiver is voluntary and may be terminated at any time in the Manager's sole discretion.


                     For the fiscal year ended June 30, 1995, the Treasury
                  Securities Government Securities, Prime Obligation and Institutional Cash Portfolios paid management fees, after waivers, of .33%, .33%, .33% and .36%, respectively, of their average daily net assets. As of June 30, 1995, the Money Market Portfolio had not commenced operations.

THE ADVISER ____________________________________________________________________

                  Wellington Management Company ("WMC" or the "Adviser"), 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to each Portfolio. The Adviser, under an investment advisory agreement with the Trust, invests the assets of the Portfolios and continuously reviews, supervises and administers each Portfolio's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

                     As of September 30, 1995, the Adviser had investment
                  management authority with respect to approximately $102.4 billion of assets, including the assets of the Trust, SEI Daily Income Trust and a portfolio of Insurance Investment Products Trust, each of which is an open-end management investment company administered by the Manager. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The Adviser's predecessor organizations have provided investment advisory services to investment companies since 1933, and to investment counseling clients since 1960. WMC is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John B. Neff.

                     John C. Keogh, Senior Vice President of the Adviser,
                  serves as portfolio manager to the Portfolios. He has been an investment professional with the Adviser since 1983, and has served as portfolio manager to the Treasury Securities Portfolio since July, 1994. Prior to that date, he assisted the portfolio manager in the management of the Portfolio. Mr. Keogh has served as portfolio manager of the Institutional Cash Portfolio since the Portfolio's inception in 1986.

                     The Adviser is entitled to a fee which is calculated
                  daily and paid monthly at an annual rate of .075% of the combined average daily net assets of the Trust's Portfolios up to $500 million, and .02% of such average daily net assets in excess of $500 million. Such fees are allocated daily among the Portfolios of the Trust on the basis of their relative net assets. For the fiscal year ended June 30, 1995, the Treasury Securities, Government Securities, Prime Obligation, and Institutional Cash Portfolios paid advisory fees, after fee waivers, of .03%, .03%, .03%, and .03%, respectively, of their relative net assets.

DISTRIBUTION ___________________________________________________________________

                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan" and "Class D Plan," and, collectively, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act").

                     The Class A Plan provides for reimbursement for expenses
                  incurred by the Distributor, provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Pursuant to state law, the Distributor has voluntarily agreed to limit the distribution-related expenses of the Class A shares of each Portfolio to .25%. Currently, the budget (shown here as a percentage of average daily net assets) for each Portfolio is set at an annual rate of .04%.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, federal and state securities law registration and the cost of complying with such laws in the distribution of the Trust's shares, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the Portfolios of the Trust on the basis of their average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.

PURCHASE AND REDEMPTION OF SHARES ______________________________________________

                  Financial institutions may acquire Class A shares of the Portfolios for their own account, or as a record owner on behalf of fiduciary, agency or custody accounts, by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Transfer Agent for effectiveness on the same day. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Shares of the Portfolios are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of each Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days"). However, money market fund shares cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers.

                     Shareholders who desire to purchase shares must place
                  their orders with the Transfer Agent prior to 2:00 p.m., Eastern time (12:00 p.m., Eastern time for the Institutional Cash Portfolio), on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent by the close of business on the same day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.

                     The Trust will send shareholders a statement after each
                  purchase or redemption transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. Net asset value per share is determined daily as of 2:00 p.m., Eastern time (12:00 p.m., Eastern time for the Institutional Cash Portfolio), on each Business Day.

                     Shareholders who desire to redeem shares of a Portfolio
                  must place their redemption orders with the Transfer Agent prior to 2:00 p.m., Eastern time (12:00 p.m., Eastern time for the Institutional Cash Portfolio), on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemptions will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor the Trust's Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time, the Portfolios may advertise "current yield" and "effective compound yield." These figures will fluctuate, as they are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Portfolios refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

                     A Portfolio may periodically compare its performance to
                  that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives.

                     For each Portfolio, the performance of the Class A shares
                  will normally be higher than the performance of the Class D shares of that Portfolio because of additional distribution and transfer agent expenses charged to Class D shares.

TAXES __________________________________________________________________________

                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolios or their shareholders. In addition, state and local tax consequences of an investment in a Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     Each Portfolio is treated as a separate entity for federal
the Portfolios    tax purposes and is not combined with the Trust's other
                  Portfolios. Each Portfolio intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M the Internal Revenue Code of
                  1986, as amended, so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.


Tax Status of     Each Portfolio distributes substantially all of its net
Distributions     investment income (including net short-term capital gains)
                  to shareholders. Dividends from a Portfolio's net investment income are taxable to its shareholders as ordinary income
                  (whether received in cash or in additional shares).
                  Distributions of net capital gains are taxable as long-term capital gains, regardless of how long shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. Dividends and distributions of capital gains paid by each Portfolio do not qualify for the dividends received deduction for corporate shareholders. Each portfolio will provide annual reports to shareholders of the federal income tax status of all distributions.
                     Dividends declared by a Portfolio in October, November or
                  December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                     Each Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

                     With respect to investments in U.S. Treasury STRIPS,
                  which are sold at original issue discount and thus do not make periodic cash interest payments, each Portfolio will be required to include as part of its current income, the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell Portfolio securities in order to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and, which may result in a taxable gain or loss.

                     Investment income received by the Portfolios on direct
                  U.S. Government obligations is exempt from tax at the state level when received directly by a Portfolio, and may be exempt, depending on the state, when received by a shareholder as income dividends from any Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular states.

                     Each sale, exchange, or redemption of any Portfolio's
                  shares is a taxable transaction to the shareholder.

GENERAL INFORMATION ____________________________________________________________

The Trust         SEI Liquid Asset Trust (the "Trust") was organized as a
                  Massachusetts business trust under a Declaration of Trust dated July 20, 1981. The Declaration of Trust permits the
                  Trust to offer separate Portfolios of shares and different classes of each Portfolio. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio or class and are subject to liabilities related thereto.

                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each Portfolio or class of the Trust will vote separately on matters relating solely to that Portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager, SEI
Inquiries         Financial Management Corporation, 680 East Swedesford Road,
                  Wayne, Pennsylvania 19087-1658.

Dividends         The dividends of Class A shares will normally be higher than on Class D shares of each Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares.

                     Substantially all of the net investment income (exclusive
                  of capital gains) of each Portfolio is periodically declared and paid as a dividend. Dividends are paid by the Portfolio in federal funds or in additional shares at the discretion of the shareholder on the first

                  Business Day of each month. Currently, capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, are distributed at least annually.

Counsel and
Independent       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Accountants       Price Waterhouse LLP serves as the independent accountants to the Trust.

Custodian and
Wire Agent        CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
                  7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), serves as custodian of the Trust's assets and as wire agent of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS __________________________

                  The following is a description of certain of the permitted investments for the Portfolios, and the associated risk factors:

Bank Notes
                  Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Bankers'
Acceptance        A bankers' acceptance is a bill of exchange or time drafts drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of
Deposit Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

Commercial
Paper Commercial paper is the term used to designate unsecured short-term promissory notes issued by municipalities, corporations and other entities. Maturities on these issues vary from one to 270 days. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
                  Section 4(2) of the Securities Act of 1933 (the "1933 Act"), and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Demand
Instruments       Demand instruments are instruments which may involve a
                  conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. They may include variable amount master demand notes.

Foreign
Securities        The Money Market Portfolio may invest in U.S. dollar
                  denominated obligations or securities of U.S. and London branches of foreign banks. Investments in such instruments involve risks that are different from investments in securities of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign branches of foreign banks are not regulated by U.S. banking authorities and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. However, the Adviser attempts to minimize these risks by investing only in those instruments which satisfy the high quality and maturity restrictions applicable to a Portfolio.

Illiquid          Illiquid securities are securities which cannot be sold or
Securities        disposed of within seven business days at approximately the value at which they are being carried on a Portfolio's books. Illiquid securities may include demand instruments with demand notice periods exceeding seven days for which there is no secondary market, and repurchase agreements with maturities over seven days in length.

Repurchase        Repurchase agreements are agreements by which a Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date. The custodian will hold the security as collateral for the repurchase agreement. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. A
                  Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Restricted        Restricted Securities are securities that may not be sold
Securities        freely to the public absent registration under the 1933 Act, or an exemption from registration.

Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Similar to a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

U.S. Government   Certain federal agencies, such as the Government National
Agency            Mortgage Association ("GNMA"), have been established as
Obligations       instrumentalities of the U.S. Government to supervise and
                  finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S.
                  Government, are either backed by the full faith and credit of the United States (such as GNMA securities) or supported by the issuing agency's right to borrow from the Treasury.
                  The issues of other agencies are supported only by the credit of the instrumentality (such as Federal National
                  Mortgage Association securities). Any guarantee by the U.S.
                  Government, its agencies or instrumentalities of all securities in which a Portfolio invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of the security or the yield or value of shares of that Portfolio.

U.S. Treasury     U.S. Treasury obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal
                  Securities ("STRIPS").

                     STRIPS are sold as zero coupon securities, which means
                  that they are sold at a substantial discount and redeemed at face value at their maturity date without interim payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments. See also "Taxes."

Variable and      Certain of the obligations purchased by a Portfolio may
Floating Rate     carry variable or floating rates of interest and may involve
Instruments       a conditional or unconditional demand feature. Such
                  obligations may include variable amount master demand notes.
                  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.

When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. A Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.
                  Although a Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses...............................................    2
Financial Highlights....................................................    3
The Trust...............................................................    4
Investment Objectives and Policies......................................    4
General Investment Policies.............................................    6
Investment Limitations..................................................    6
The Manager and Shareholder Servicing Agent.............................    7
The Adviser.............................................................    8
Distribution............................................................    9
Purchase and Redemption of Shares.......................................   10
Performance.............................................................   11
Taxes...................................................................   11
General Information.....................................................   13
Description of Permitted Investments and Risk Factors...................   14

PROSPECTUS

OCTOBER 30, 1995
--------------------------------------------------------------------------------

TREASURY SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

Please read this prospectus carefully before investing, and keep it on file for future reference. It contains information that can help you decide if the Portfolio's investment goals match your own.

A Statement of Additional Information dated October 30, 1995, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-437-6016. The Statement of Additional Information is incorporated by reference into this Prospectus.

SEI Liquid Asset Trust (the "Trust") is an open-end management investment company certain classes of which offer shareholders a convenient means of investing their funds in one or more professionally managed diversified portfolios of securities. The Treasury Securities Portfolio offers two classes of shares, Class A shares and Class D shares. Class D shares differ from Class A shares primarily in the allocation of certain distribution expenses and transfer agent fees. Class D shares are available through SEI Financial Services Company (the Trust's distributor), and through participating broker-dealers, financial institutions and other organizations. This Prospectus offers Class D shares of the Trust's Treasury Securities Portfolio (the "Portfolio").


AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
 OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY
 THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD
 OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES
 RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

 ..........................

 TABLE OF
 CONTENTS

  Fund Highlights..   2
  Portfolio
   Expenses........   4
  Financial
   Highlights......   5
  Your Account and
   Doing Business
   with Us.........   6
  Investment
   Objective and
   Policies........   9
  General
   Investment
   Policies........   9
  Investment
   Limitations.....  10
  The Manager and
   Shareholder
   Servicing Agent.  11
  The Adviser......  11
  Distribution.....  12
  Performance......  13
  Taxes............  14
  Additional
   Information
   About Doing
   Business with
   Us..............  15
  General
   Information.....  18
  Description of
   Permitted
   Investments and
   Risk Factors....  19

 ..........................

HOW TO READ THIS PROSPECTUS ____________________________________________________

This Prospectus gives you information that you should know about the Portfolio before investing. Brief descriptions are also provided throughout the Prospectus to better explain certain key points. To find these helpful guides,
look for this symbol.          [SYMBOL APPEARS HERE]

FUND HIGHLIGHTS ________________________________________________________________

The following summary provides basic information about the Class D shares of the Trust's Treasury Securities Portfolio. This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

INVESTMENT       The Treasury Securities Portfolio seeks to preserve principal
OBJECTIVE AND    value and maintain a high degree of liquidity while providing
POLICIES         current income. See "Investment Objective and Policies" and
                 "Description of Permitted Investments and Risk Factors."


UNDERSTANDING    There can be no assurance that the Portfolio will
RISK             achieve its investment objective. See "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors."


MANAGEMENT       Wellington Management Company (the "Adviser") serves as the
PROFILE          investment adviser to the Portfolio. The Adviser is a
                 professional investment counseling firm which has been providing investment advisory services to mutual funds since 1933. SEI Financial Management Corporation serves as the manager and shareholder servicing agent of the Trust (the "Manager"). DST Systems, Inc. ("DST") serves as transfer agent (the "Transfer Agent") and dividend disbursing agent for the Class D shares of the Trust.
                 SEI Financial Services Company serves as distributor
                 ("Distributor") of the Trust's shares. See "The Manager and
                 Shareholder Servicing Agent," "The Adviser" and
                 "Distribution."

 ................................................................................

 [SYMBOL APPEARS HERE] INVESTMENT
                        PHILOSOPHY

 Believing that no single investment adviser can deliver outstanding performance in every investment category, only those advisers who have distinguished them-selves within their areas of specialization are selected to advise our mutual funds.

 ................................................................................


YOUR ACCOUNT     You may open an account with just $1,000 and make additional
AND DOING        investments with as little as $100. Redemptions of the
BUSINESS WITH    Portfolio's shares are made at net asset value per share. See
US               "Purchase of Shares" and "Redemption of Shares."

DIVIDENDS        Substantially all of the net investment income (exclusive
                 of capital gains) of the Portfolio is distributed in the form of dividends that will be declared daily and paid monthly on the first Business Day of each month.
                 Any realized net capital gain is distributed at least annually. Distributions are paid in additional shares unless you elect to take the payment in cash. See
                 "Dividends."


INFORMATION/     For more information about Class D shares, call SEI Financial
SERVICE          Services Company at 1-800-437-6016.
CONTACTS

PORTFOLIO EXPENSES _____________________________________________________________

The purpose of the following table is to help you understand the various cost and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in Class D shares.

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)
--------------------------------------------------------------------------------

                                                       TREASURY
                                                      SECURITIES
                                                      PORTFOLIO
                                                      ----------
Maximum Sales Charge Imposed On Purchases                None
Maximum Sales Charge Imposed on Reinvested Dividends     None
Redemption Fees/1/                                       None
----------------------------------------------------------------

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                   TREASURY
                                                  SECURITIES
                                                  PORTFOLIO
                                                  ----------
Management/Advisory fees (after fee waiver)(/2/)     .36%
12b-1 fees(/3/)                                      .24%
Other Expenses (after fee waiver)                    .19%
------------------------------------------------------------
Total Operating Expenses (after fee waiver)          .79%
------------------------------------------------------------

1 A charge, currently $10.00, is imposed on wires of redemption proceeds of the Portfolio's Class D shares.


2 The Manager has agreed contractually to waive a portion of its fee in order to limit total operating expenses for Class D shares of the Portfolio to not more than .84% of its average daily net assets. Absent these contractual provisions, management/advisory fees, 12b-1 fees and total operating expenses as a percentage of net assets, respectively, would have been .45%, .29% and .93% for the Treasury Securities Portfolio. Additional information may be found under "The Manager and Shareholder Servicing Agent," "The Adviser" and "Distribution."

3 The 12b-1 fee shown reflects the Portfolio's current 12b-1 budget for reimbursement of expenses. The maximum 12b-1 fee payable by Class D shares for the Portfolio is .55%.

EXAMPLE
--------------------------------------------------------------------------------

An investor in the Class D shares
of the Portfolio would pay the fol-
lowing expenses on a $1,000 invest-
ment assuming (1) 5% annual return
and (2) redemption at the end of
each time period:

                               1 YR. 3 YRS. 5 YRS. 10 YRS.
                               ----- ------ ------ -------
TREASURY SECURITIES PORTFOLIO    $8   $25    $44     $98
----------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class D shares of the Portfolio. A person who purchases shares through an account with a financial institution may be charged separate fees by that institution. The information set forth in the foregoing table and example relates only to the Class D shares. The Portfolio also offers Class A shares, which are subject to the same expenses, except there are no transfer agent costs, and there are different distribution costs. Additional information may be found under "The Manager and Shareholder Servicing Agent," "The Adviser" and "Distribution." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge otherwise permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD").

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights for a share outstanding throughout each year, insofar as they relate to each of the years in the period ended June 30, 1995, have been audited by Price Waterhouse LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto which are included in the Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1995 Annual Report to Shareholders, which is available upon request and without charge by calling 1-800-437-6016.

For a Class D Share Outstanding Throughout each Period

                  Net Asset                                Distributions  Distributions                                   Ratio of
                     Value      Net        Realized and       from Net          from       Net Asset          Net Asset    Expenses
                   Beginning Investment     Unrealized       Investment   Realized Capital Value End Total      End of    to Average
                   of Period   Income   Gains on Securities    Income          Gains       of Period Return  Period (000) Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Treasury Securities
-----------------------------------------------------------------------------------------------------------------------------------
1995               1.00       0.05          --              (0.05)           --            1.00      4.69     9,798        0.79
1994(1)            1.00       0.01          --              (0.01)           --            1.00      0.50**      23        0.79*
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Ratio of
                                                                                            Net
                                              Ratio of            Ratio of                Investment
                                                 Net             Expenses                   Income
                                             Investment         to Average                to Average
                                               Income            Net Assets                Net Assets
                                             to Average         (Excluding                (Excluding
                                             Net Assets          Waivers)                   Waivers)
--------------------------------------------------------------------------------------------------------------------------
Treasury Securities
--------------------------------------------------------------------------------------------------------------------------
1995                                         5.15                  0.89                        5.05
1994(1)                                      3.23*                 0.98*                       3.04*
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

(1)  Treasury Securities Class D commenced operations on May 4, 1994.

 *  Annualized

**  Not Annualized

  Amounts designated as "--" are either $0 or have been rounded to $0.

 ...............................................................................
[SYMBOL APPEARS HERE]    WHAT IS AN
                         INTERMEDIARY?

 Any entity, such as a bank, broker-dealer, other financial institution, association or organization which has entered into an arrangement with the Distributor to sell Class D shares to its customers.

 ................................................................................


YOUR ACCOUNT AND DOING BUSINESS WITH US

Class D shares of the Portfolio are sold on a continuous basis and may be purchased directly from the Trust's Distributor, SEI Financial Services
Company. Shares may also be purchased through financial institutions, broker-dealers, or other organizations which have established a dealer agreement or other arrangement with SEI Financial Services Company ("Intermediaries"). For more information about the following topics, see "Additional Information About Doing Business with Us."
--------------------------------------------------------------------------------

HOW TO BUY,      Class D shares of the Portfolio may be purchased through
SELL AND         Intermediaries which provide various levels of shareholder
EXCHANGE         services to their customers. Contact your Intermediary for
SHARES THROUGH   information about the services available to you and for
INTERMEDIARIES   specific instructions on how to buy, sell and exchange
                 shares. To allow for processing and transmittal of orders to the Transfer Agent on the same day, Intermediaries may impose earlier cut-off times for receipt of purchase orders. Certain
                 Intermediaries may charge customer account fees. Information concerning shareholder services and any charges will be provided to the customer by the Intermediary. Certain of these Intermediaries may be required to register as broker-dealers under state law.
                    The shares you purchase through an Intermediary may be
                 held "of record" by that Intermediary. If you want to transfer the registration of shares beneficially owned by you, but held "of record" by an Intermediary, you should call the Intermediary to request this change.


HOW TO BUY       Application forms can be obtained by calling 1-800-437-6016.
SHARES FROM      Class D shares of the Portfolio are offered only to residents
THE              of states in which the shares are eligible for purchase.
DISTRIBUTOR

Opening an ccount

By Check You may buy Class D shares by mailing a completed application and a check (or other negotiable bank instrument or money order) payable to "Class D (Treasury Securities Portfolio)". If you send a check that does not clear, the purchase will be canceled and you could be liable for any losses or fees incurred.


By Fed Wire      To buy shares by Fed Wire call toll-free at 1-800-437-6016.


Automatic        You may systematically buy Class D shares through deductions
Investment       from your checking or savings accounts, provided these
Plan ("AIP")     accounts are maintained through banks which are part of the
                 Automated Clearing House ("ACH") system. You may purchase shares on a fixed schedule (semi-monthly or monthly) with amounts as low as $25, or as high as $100,000. Upon notice, the amount you commit to the AIP may be changed or canceled at any time.

 ...............................................................................
[SYMBOL APPEARS HERE]    HOW DOES AN
                         EXCHANGE TAKE
                         PLACE?
 When making an exchange, you authorize the sale of your shares of one or more Portfolios in order to purchase the shares of another Portfolio. In other words, you are executing a sell order and then a buy order. This sale of your shares is a taxable event which could result in a taxable gain or loss.
 ................................................................................

                 The AIP is subject to account minimum initial purchase amounts and minimum balance maintenance requirements.

EXCHANGING
SHARES

When Can You     Once payment for your shares has been received and accepted
Exchange         (i.e., an account has been established), you may exchange
                  ----
Shares?          some or all of your shares for Class D shares of SEI Tax
                 Exempt Trust, SEI Daily Income Trust, SEI International Trust and SEI Institutional Managed Trust ("SEI Funds"). Exchanges are made at net asset value plus any applicable sales charge.


When Do Sales    SEI Funds' portfolios that are not money market portfolios
Charges Apply    currently impose a sales charge on Class D shares. If you
to an            exchange into one of these "non-money market" portfolios, you
Exchange?        will have to pay a sales charge on any portion of your
                 exchanged Class D shares for which you have not previously paid a sales charge.


                    If you previously paid a sales charge on your Class D
                 shares, no additional sales charge will be assessed when you exchange those Class D shares for other Class D shares.

                    If you buy Class D shares of a "non-money market" fund and you receive a sales charge waiver, you will be deemed to have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on your exchange, the Trust will assume that the first shares you exchange are those on which you have already paid a sales charge. Sales charge waivers may also be available under certain circumstances described in the SEI Funds' prospectuses.

                    The Trust reserves the right to change the terms and
                 conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days' notice. The Trust also reserves the right to deny an exchange request made within 60 days of the purchase of a "non-money market" portfolio.

Requesting an    To request an exchange, you must provide proper instructions
Exchange of      in writing to the Transfer Agent. Telephone exchanges will
Shares           also be accepted if you previously elected this option on
                 your account application.

                    In the case of shares held "of record" by an Intermediary
                 but beneficially owned by you, you should contact the Intermediary who will contact the Transfer Agent and effect the exchange on your behalf.

 ................................................................................
[SYMBOL APPEARS HERE]    WHAT IS A
                         SIGNATURE
                         GUARANTEE?

 A signature guarantee verifies the authenticity of your signature and may be obtained from any of the following: banks, brokers, dealers, certain credit unions, securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.
 ...............................................................................

HOW TO SELL      To sell your shares, a written request for redemption in good
SHARES THROUGH   order must be received by the Transfer Agent. Valid written
THE              redemption requests will be effective on receipt. All
DISTRIBUTOR      shareholders of record must sign the redemption request. The
                 Transfer Agent may require that the signatures on written
By Mail          requests be guaranteed.

                    For information about the proper form of redemption
                 requests, call 1-800-437-6016. You may also have the proceeds mailed to an address of record or mailed (or sent by ACH) to a commercial bank account previously designated on the Account Application or specified by written instruction to the Transfer Agent. There is no charge for having redemption requests mailed to a designated bank account.

By Telephone     You may sell your shares by telephone if you previously elected that option on the Account Application. You may have the proceeds mailed to the address of record, wired or sent by ACH to a commercial bank account previously designated on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid telephone request for redemption. Wire redemption requests may be made by calling 1-800-437-6016. A wire redemption charge (presently $10.00) will be deducted from the amount of the redemption.

Systematic       You may establish a systematic withdrawal plan for an account
Withdrawal       with a $10,000 minimum balance. Under the plan, redemptions
Plan ("SWP")     can be automatically processed from accounts (monthly,
                 quarterly, semi-annually or annually) by check or by ACH with a minimum redemption amount of $50.

Check-Writing    Check-Writing Service is offered free of charge to Class D shareholders in the Portfolio. You may redeem shares by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears.


                    Because of the difficulty of determining in advance the
                 exact value of your account, you may not use a check to close your account. The checks are free, but your account will be charged a fee for stopping payment of a check upon your request or if the check cannot be honored because of insufficient funds or other valid reasons.

 ...............................................................................

[SYMBOL APPEARS HERE]    WHAT ARE
                         INVESTMENT
                         OBJECTIVES AND
                         POLICIES?

 The Portfolio's investment objective is a statement of what it seeks to achieve. It is important to make sure that the investment objective matches your own financial needs and circumstances. The investment policies section spells out the types of securities in which the Portfolio invests.
 ................................................................................


INVESTMENT OBJECTIVE AND POLICIES _________________________________________

TREASURY         The investment objective of the Treasury Securities
SECURITIES       Portfolio is to preserve principal value and maintain
PORTFOLIO        a high degree of liquidity while providing current income.

                    The Treasury Securities Portfolio invests exclusively in
                 U.S. Treasury obligations and repurchase agreements involving such obligations. The repurchase agreement dealers selected for the Treasury Securities Portfolio must meet certain creditworthiness criteria established by Standard & Poor's Corporation ("S&P").


                    There can be no assurance that the Portfolio will
                 achieve its investment objective.

GENERAL INVESTMENT POLICIES ____________________________________________________


                 In purchasing obligations, the Portfolio complies with the requirements of Rule 2a-7 under the 1940 Act, as that Rule may be amended from time to time. These requirements currently provide that the Portfolio must limit its investments to securities with remaining maturities of 397 days or less, and must maintain a dollar-weighted average maturity of 90 days or less. In addition, the Portfolio may only invest in securities (other than U.S. Government Securities) rated in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), or, if unrated, determined by the Adviser (in accordance with procedures adopted by the Trust's Board of Trustees) to be of equivalent quality to rated securities in which the Portfolio may invest. Purchases of unrated securities and securities rated by only one NRSRO will be ratified by the Trust's Board of Trustees.

                    Securities rated in the highest rating category (e.g., A-1 by S&P) by at least two NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) are "first tier" securities. Securities rated in the second highest rating category (e.g., A-2 by S&P) by at least one NRSRO (or, if unrated, determined by the Adviser to be of comparable quality) are considered to be "second tier" securities. The Portfolio will invest, in the aggregate, no more than 5% of its assets in second tier securities, and any investment in any one second tier security limited to the greater of 1% of the Portfolio's total assets or $1 million.


                    The Portfolio may purchase securities on a when-issued or
                 delayed delivery basis.

                     For additional information regarding the Portfolio's
                  permitted investments, see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT LIMITATIONS _________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares. It is a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share.

                  The Portfolio may not:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the U.S. Government, its agencies or instrumentalities and any securities guaranteed thereby) if as a result more than 5% of total assets of the Portfolio (based on fair market value at the time of investment) would be invested in the securities of such issuer; provided, however, that the Portfolio may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7.

                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio based on fair market value at the time of such purchase, to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for the Portfolio and any interest paid on such borrowings will reduce the income of the Portfolio.

                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

 ...........................
    INVESTMENT
    ADVISER
[SYMBOL APPEARS HERE]

 A Portfolio's in-
 vestment adviser
 manages the in-
 vestment activi-
 ties and is re-
 sponsible for the
 performance of
 the Portfolio.
 The adviser con-
 ducts investment
 research, exe-
 cutes investment
 strategies based
 on an assessment
 of economic and
 market condi-
 tions, and deter-
 mines which secu-
 rities to buy,
 hold or sell.

 ................................................................................

THE MANAGER AND SHAREHOLDER SERVICING AGENT ____________________________________

                  SEI Financial Management Corporation (the "Manager"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities and for acting as shareholder servicing agent.

                     The Manager is entitled to a fee, which is calculated
                  daily and paid monthly at an annual rate of .42% of the average daily net assets of the Treasury Securities Portfolio. The Manager has contractually agreed to waive a portion of its fee in order to limit total operating expenses on an annualized basis to not more than .84% of the average daily net assets of the Class D shares of the Portfolio on an annualized basis. For the fiscal year ended June 30, 1995, the Portfolio paid management fees, after fee waivers, of .33% of the Portfolio's average daily net assets.

                     The Trust and DST Systems, Inc., 210 W. 10th Street,
                  Kansas City, Missouri, 64105, have entered into a separate transfer agent agreement with respect to the Class D shares of the Portfolio. Under this agreement, DST acts as the transfer agent and dividend disbursing agent (the "Transfer Agent") for the Class D shares of the Trust.

THE ADVISER ____________________________________________________________________

                  Wellington Management Company ("WMC" or the "Adviser") 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Portfolio. The Adviser,

                  under an investment advisory
                  agreement with the Trust,
                  invests the assets of the
                  Portfolio and continuously
                  reviews, supervises and
                  administers the Portfolio's
                  investment program, subject to
                  the supervision of, and
                  policies set by, the Trustees
                  of the Trust.

                      As of September 30, 1995,
                  the Adviser had investment
                  management authority with
                  respect to approximately
                  $102.4 billion of assets,
                  including the assets of the
                  Trust, SEI Daily Income Trust
                  and a portfolio of Insurance
                  Investment Products Trust,
                  each of which is an open-end
                  money market investment
                  company administered
                  by the Manager. WMC is a
                  professional investment
                  counseling firm which provides
                  investment services to
                  investment companies, employee
                  benefit plans, endowments,
                  foundations, and other institutions
                  and individuals. The Adviser's
                  predecessor organizations have
                  provided investment
                  advisory services to investment
                  companies since 1933 and to
                  investment counseling clients since
                  1960. WMC is
                  a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John B. Neff.

                     John C. Keogh, Senior Vice President of the Adviser,
                  serves as portfolio manager to the Portfolio. He has been an investment professional with the Adviser since 1983, and has served as portfolio manager to the Treasury Securities Portfolio since July 1994. Prior to that date, he assisted the portfolio manager in the management of the Portfolio.


                     The Adviser is entitled to a fee which is calculated
                  daily and paid monthly, at an annual rate of .075% of the combined average daily net assets of the Trust's Portfolio up to $500 million, and .02% of such assets in excess of $500 million. Such fees are allocated daily among the Portfolios of the Trust on the basis of their relative net assets. For the fiscal year ended June 30, 1995, the Treasury Securities Portfolio paid advisory fees, after fee waivers, of .03% of its relative net assets.

DISTRIBUTION ___________________________________________________________________


                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as each Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan (the "Class A Plan" and "Class D Plan," and, collectively, the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act").

                     The Class D Plan provides for reimbursement for expenses
                  incurred by the Distributor, in an amount not to exceed .30% of the average daily net assets of each Portfolio on an annualized basis, and provided those expenses are permissible as to both type and amount under a budget adopted by the Board of Trustees, including those who are not interested persons and have no financial interest in the Plan or any related agreement ("Qualified Trustees"). Currently, the budget (shown here as a percentage of average daily net assets) for each Portfolio is set at an annual rate of .04%.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing of reports, prospectuses, notices and similar materials for persons other than current shareholders, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific portfolio of the Trust are allocated among each of the portfolios of the Trust based on the basis of their relative average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     The Class D Plan, in addition to providing for the
                  reimbursement payments described above, provides for payments to the Distributor at an annual rate of .25% of each Portfolio's average daily net assets attributable to Class D shares. This additional payment may be used to compensate financial institutions that provide distribution-related services to their customers. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. If the Distributor's expenses are less than its fees under the Class D Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. Currently, the Distributor is taking this additional compensation payment under the Class D Plan at a rate of .20% of the Portfolio's average daily net assets, on an annualized basis, attributable to Class D shares.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolios. Such promotional incentives will be offered uniformly to all shares of the Portfolios, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolios sold by such dealer.


PERFORMANCE ____________________________________________________________________


                  From time to time, the Portfolio may advertise "current yield" and "effective compound yield." These figures will fluctuate, as they are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Portfolio refers to the income generated by an investment over a seven-day period which is then "annualized." That is, the amount of income generated by an investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

 ................................................................................

[SYMBOL APPEARS HERE]    TAXES

 You must pay taxes on your Portfolio's earnings, whether you take your payments in cash or additional shares.
 ................................................................................
 ................................................................................

[SYMBOL APPEARS HERE]    DISTRIBUTIONS

 The Portfolio distributes income dividends and capital gains. Income dividends represent the earnings from the Portfolio's investments; capital gains dis-tributions occur when investments in the Portfolio are sold for more than the original purchase price.
 ...............................................................................
 ................................................................................

                    The Portfolio may periodically compare its performance to
                 that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives.

                    For the Portfolio, the performance of the Class A shares
                 will normally be higher than the performance of the Class D shares of the Portfolio because of additional distribution and transfer agent expenses charged to Class D shares.

TAXES __________________________________________________________________________

                 The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Portfolio or its shareholders. In addition, state and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of    The Portfolio is treated as a separate entity for federal
the Portfolio:   tax purposes and is not combined with the Trust's other
                 Portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies under subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on net investment company taxable income and net capital gains
                 (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.

Tax Status of    The Portfolio will distribute substantially all of its net
Distributions:   investment income (including net short-term capital gains)
                 and net capital gain to shareholders. Dividends from net investment company taxable income are taxable to shareholders as ordinary income, whether received in cash or in additional shares, to the extent of the Portfolio's earning and profits.
                 Distributions of net capital gains are taxable to shareholders as long-term capital gains regardless of how long shareholders have held their shares and regardless of whether the distributions are received in cash or in additional shares. Dividends and distributions of capital gains paid by the Portfolio do not qualify for the dividends received deduction for corporate shareholders. The Portfolio will make annual reports to shareholders on the federal income tax status of all distributions.

                     Dividends declared by the Portfolio in October, November
                  or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                     The Portfolio intends to make sufficient distributions
                  prior to the end of each calendar year, to avoid liability for the federal excise tax applicable to regulated investment companies.


                     With respect to investments in U.S. Treasury STRIPS,
                  which are sold at original issue discount and thus do not make periodic cash interest payments, the Portfolio will be required to include as part of its current income the imputed interest on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and, which may result in a taxable gain or loss.

                      Investment income received by the Portfolio on direct
                  U.S. Government obligations is exempt from tax at the state level when received directly by the Portfolio and may be exempt, depending on the state, when received by a shareholder as income dividends from the Portfolio provided certain state-specific conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Portfolio is considered tax exempt in their particular states.

                     Each sale, exchange, or redemption of the Portfolio's
                  shares is a taxable transaction to the shareholder.

ADDITIONAL INFORMATION ABOUT DOING BUSINESS WITH US ____________________________ Business Days

                  You may buy, sell or exchange shares on days on which the New York Stock Exchange is open for business ("Business Days"). However, shares of the Portfolio cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. All purchase, exchange and redemption requests received in "good order" will be effective as of the Business Day received by the Transfer Agent as long as the Transfer Agent receives the

 ...............................................................................

[SYMBOL APPEARS HERE]    BUY, EXCHANGE AND
                         SELL REQUESTS ARE IN
                         "GOOD ORDER" WHEN:

 . The account number and portfolio name are shown

 . The amount of the transaction is specified in dollars or shares
 . Signatures of all owners appear exactly as they are registered on the account
 . Any required signature guarantees (if applicable) are included

 . Other supporting legal documents (as necessary) are present
 ................................................................................

order and, in the case of a purchase request, payment before 2:00 p.m., Eastern time. Otherwise the purchase will be effective when payment is received. Broker-dealers may have separate arrangements with the Trust regarding the sale of Class D shares.

     If an exchange request is for shares of a portfolio whose net asset value is calculated as of a time earlier than 2:00 p.m., Eastern time, the exchange request will not be effective until the next Business Day. Anyone who wishes to make an exchange must have received a current prospectus of the portfolio into which the exchange is being made before the exchange will be effected.

Minimum          The minimum initial investment in the Portfolio's Class D
Investments      shares is $1,000; however, the minimum investment may be
                 waived at the Distributor's discretion. All subsequent purchases must be at least $100 ($25 for payroll deductions authorized pursuant to pre-approved payroll deduction plans).
                 The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such order.

Maintaining a    Due to the relatively high cost of handling small
Minimum          investments, the Portfolio reserves the right to redeem, at
Account          net asset value, the shares of any shareholder if, because of
Balance          redemptions of shares by or on behalf of the shareholder, the account of such shareholder in the Portfolio has a value of less than $1,000, the minimum initial purchase amount.
                 Accordingly, an investor purchasing shares of the Portfolio in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before the Portfolio exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in that Portfolio in an amount that will increase the value of the account to at least $1,000.
                 See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

                    At various times, the Portfolio may receive a request to
                 redeem shares for which it has not yet received good payment. In such circumstances, redemption proceeds will be forwarded upon collection of payment for the shares; collection of payment may take 10 or more days. The Portfolio intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Net Asset Value   An order to buy shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Transfer Agent (the
                  "offering price"). No certificates representing shares will be issued. An order to sell shares will be executed at the net asset value per share next determined after receipt and effectiveness of a request for redemption in good order. Net asset value per share is determined daily as of 2:00 p.m., Eastern time on any Business Day. Payment to shareholders for shares redeemed will be made within 7 days after receipt by the Transfer Agent of the redemption order.

How the Net       The net asset value per share of the Portfolio is determined
Asset Value is    by dividing the total market value of its investments and
Determined        other assets, less any liabilities, by the total number of outstanding shares of that Portfolio. Although the methodology and procedures for determining net asset value per share are identical for both classes of the Portfolio, the net asset value per share of one class may differ from that of another class because of the different distribution fees charged to each class and the incremental transfer agent fees charged to Class D shares.

Signature         The Transfer Agent may require that the signatures on the
Guarantees        written request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, certain credit unions, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $5,000 worth of shares,
                  (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Trust and the Transfer Agent reserve the right to amend these requirements without notice.

Telephone/Wire    Redemption orders may be placed by telephone. Neither the
Instructions      Trust nor the Transfer Agent will be responsible for any
                  loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, and you experience difficulties placing redemption orders by telephone and may wish to consider placing orders by other means.

Systematic        Please note that if withdrawals exceed income dividends,
Withdrawal Plan   your invested principal in the account will be depleted.
("SWP")           Thus, depending upon the frequency and amounts of the
                  withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. To participate in the SWP, you must have your dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer
                  Agent.

How to Close      An account may be closed by providing written notice to the
your Account      Transfer Agent. You may also close your account by telephone if you have previously elected telephone options on your account application.

GENERAL INFORMATION ____________________________________________________________

The Trust         SEI Liquid Asset Trust (the "Trust") was organized as a
                  Massachusetts business trust under a Declaration of Trust dated July 20, 1981. The Declaration of Trust permits the
                  Trust to offer separate portfolios of shares and different classes of each portfolio. Shareholders may purchase shares in Portfolios through two separate classes: Class A and Class D, which provide for variation in distribution and transfer agent costs, voting rights, dividends, and the imposition of a sales charge on the Class D shares. This
                  Prospectus offers the Class D shares of the Trust's Treasury
                  Securities Portfolio. In addition to the Portfolio, the Trust consists of the following portfolios: Government
                  Securities Portfolio, Institutional Cash Portfolio, Prime
                  Obligation Portfolio, and Money Market Portfolio. Additional information pertaining to the Trust may be obtained by writing to SEI Financial Management Corporation, 680 East
                  Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-437-6016. All consideration received by the Trust for shares of any Portfolio or class and all assets of such Portfolio or class belong to that Portfolio or class and are subject to liabilities related thereto.
                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each portfolio or class of the Trust will vote separately on matters relating solely to that Portfolio or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting
                  The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to
                  shareholders of record.
Shareholder
Inquiries         Shareholder inquiries should be directed to DST Systems,
                  Inc., P.O. Box 419240, Kansas City, MO 64141-6240.
Dividends
                  The dividends of Class D shares will normally be lower than on Class A shares of the Portfolio because of the additional distribution and transfer agent expenses charged to Class D shares. Substantially all of the net investment income
                  (exclusive of capital gains) of the Portfolio is distributed in the form of dividends that will be declared daily and paid monthly on the first Business Day of each month.
                  Currently, capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, are distributed at least annually.

                     Shareholders in the Portfolio automatically receive all
                  income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.

                     Dividends and distributions of the Portfolio are paid by
                  the Portfolio on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Price Waterhouse LLP serves as the independent accountants
Accountants       to the Trust.

Custodian and     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box
Wire Agent        7618, Philadelphia, Pennsylvania 19101 (the "Custodian"),
                  serves as custodian of the Trust's assets and as wire agent of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS __________________________

                  The following is a description of certain of the permitted investments for the Portfolio, and the associated risk factors:

Repurchase        Repurchase agreements are agreements by which a Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date. The custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The
                  Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


U.S. Treasury     U.S. Treasury Obligations consist of bills, notes and bonds
Obligations       issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal
                  Securities ("STRIPS").

                  STRIPS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying permitted investments. See also "Taxes."

When-Issued and   When-issued or delayed delivery transactions involve the
Delayed           purchase of an instrument with payment and delivery taking
Delivery          place in the future. Delivery of and payment for these
Securities        securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account, with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

SEI Liquid Asset Trust

               Manager and Shareholder Servicing Agent:
               SEI Financial Management Corporation

               Distributor:
               SEI Financial Services Company

               Investment Adviser:
               Wellington Management Company

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of SEI Liquid Asset Trust (the "Trust") and should be read in conjunction with the Trust's Class A and Class D Prospectuses, each of which is dated October 30, 1995. Prospectuses may be obtained upon request and without charge by writing the Trust's distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

                               TABLE OF CONTENTS

The Trust.........................................................    S-2
Description of Permitted Investments..............................    S-2
Commercial Paper Ratings..........................................    S-2
The Manager and Shareholder Servicing Agent.......................    S-7
The Adviser.......................................................    S-8
Distribution......................................................    S-9
Trustees and Officers of the Trust................................   S-10
Fundamental Investment Limitations................................   S-13
Performance.......................................................   S-16
Determination of Net Asset Value..................................   S-17
Purchase and Redemption of Shares.................................   S-18
Shareholder Services (Class D Shares).............................   S-19
Taxes.............................................................   S-20
Portfolio Transactions............................................   S-22
Description of Shares.............................................   S-23
Limitation of Trustees' Liability................................    S-23
Shareholder Liability............................................    S-23
5% Shareholders..................................................    S-24
Experts..........................................................    S-26
Financial Information............................................    S-27


October 30, 1995


SEI-F-044-06

THE TRUST


SEI Liquid Asset Trust (the "Trust") is a diversified, open-end management investment company established as a Massachusetts business trust pursuant to a Declaration of Trust dated July 20, 1981. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of portfolios. Except for differences between Class A and Class D shares pertaining to distribution plans, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information relates to the shares of the following
Portfolios: Treasury Securities, Government Securities, Prime Obligation, Institutional Cash and Money Market Portfolios (each a "Portfolio" and, together, the "Portfolios"), and any classes of the Portfolios.


DESCRIPTION OF PERMITTED INVESTMENTS

COMMERCIAL PAPER -- The Prime Obligation and Money Market Portfolios may invest in commercial paper. Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities.

COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff"), Thomson BankWatch ("Thomson") and IBCA Limited and IBCA, Inc. (together, "IBCA").

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1 and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a safety regarding timely payment, but not as high as A-1.

Moody's employs two designations, judged to be high grade commercial paper, to indicate the relative repayment capacity of rated issuers as follows:

     Prime-1  Superior Quality
     Prime-2  Strong Quality

The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly lower in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff.
Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2, the second highest rating category, is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The rating TBW-1 is the highest commercial paper rating assigned by Thomson. Paper rated TBW-1 indicates a very high likelihood that principal and interest will be paid on a timely basis. The rating TBW-2 is the second-highest rating assigned category by Thomson. The relative degree of safety regarding timely repayment of principal and interest is strong. However, the relative degree of safety is not as high as for issues rated TBW-1.

The designation A1, the highest rating category established by IBCA, indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating category, are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

DESCRIPTION OF MUNICIPAL AND CORPORATE BOND RATINGS -- Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rate AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

Bonds which are rated Aaa by Moody's are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AAA are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad.
The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Bonds which are rated AAA are judged by Thomson to be of the highest category. The ability to repay principal and interest on a timely basis is very high. Bonds rated AA are judged by Thomson to be of a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

FOREIGN SECURITIES -- The Money Market Portfolio may invest U.S. dollar denominated obligations of foreign branches of U.S. commercial banks and of U.S. and London branches of foreign banks. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.


GNMA SECURITIES -- The Prime Obligation, Money Market and Government Securities Portfolios may invest in securities issued by the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. Government Securities corporation which guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

These securities represent ownership in a pool of Federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Portfolios will receive monthly scheduled payments of principal and interest. In addition, the Portfolios may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government Securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

REPURCHASE AGREEMENTS -- The Treasury Securities, Government Securities, Prime Obligation, and Money Market Portfolios may enter into repurchase agreements, which are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. The Portfolio involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the securities held as collateral. Wellington Management Company ("WMC" or the "Adviser") enters into repurchase agreements only with financial institutions which it deems to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by and periodically reviewed by the Board of Trustees. These guidelines currently permit the Portfolios to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Adviser monitors compliance with this requirement. Under all repurchase agreements entered into by the Portfolios, CoreStates Bank, N.A. (the "Custodian") or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolios could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolios may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Portfolios are treated as an unsecured creditor.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- The Government Securities, Prime Obligation, and Money Market Portfolios may invest in agencies of the United States Government which consist of obligations issued by, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Government Securities, Prime Obligation, and Money Market Portfolios may purchase securities guaranteed by the Government National Mortgage Association, which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity. The Portfolios do not intend to purchase securities issued by the World Bank, the Inter-American Development Bank or the Asian Development Bank.

VARIABLE OR FLOATING RATE INSTRUMENTS -- Each Portfolio may invest in variable or floating rate instruments, which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the quality ratings applicable to permitted investments for each Portfolio. The Adviser will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

THE MANAGER AND SHAREHOLDER SERVICING AGENT

The Management Agreement, dated October 31, 1986, provides that SEI Financial Management Corporation (the "Manager") shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement, unless terminated sooner as provided therein, shall remain in effect for two years after the date of the Agreement and shall continue in effect for successive periods of one year if such continuance is specifically approved at least annually (i) by the Trustees of the Trust and
(ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreement or interested persons (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, cast in person at a Board of Trustees meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time and without penalty by the Trustees of the Trust or by the Manager on not less than 30 days' nor more than 60 days' written notice to the other party thereto. Any notice under the Management Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the designated mailing address of such party.

The Manager, a wholly-owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969, and has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Manager. Mr. West serves as the Chairman of the Board of Directors, President and Chief Executive Officer of SEI. Mr. Greer serves as Director, President and Chief Operating Officer of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Manager also serves as manager/administrator to these other mutual funds: SEI Daily Income Trust; SEI Tax Exempt Trust; SEI Index Funds; SEI Institutional Managed Trust; SEI International Trust; Stepstone Funds; The Compass Capital Group; FFB Lexicon Funds; The Advisors' Inner Circle Fund; The Pillar Funds; CUFUND; STI Classic Funds; CoreFunds, Inc.; First American Funds, Inc.; First American Investment Funds, Inc.; Rembrandt Funds(R); The Arbor Fund; 1784 Funds; The PBHG Funds, Inc.; Marquis(SM) Funds;

Morgan Grenfell Investment Trust; Inventor Funds; Insurance Investment Products Trust; Bishop Street Funds; Conestoga Family of Funds; The Achievement Funds Trust; CrestFunds, Inc.(C); and STI Classic Variable Trust.

The Manager has agreed contractually to waive its fee in order to limit operating expenses of the Portfolios to not more than .44% of average net assets of the Class A shares and .84% of average net assets of the Class D shares. As to the Institutional Cash Portfolio only, this waiver is voluntary and may be terminated at any time. Shareholders will be notified in advance if and when the waiver is terminated. The Manager will not be required to bear expenses of any Portfolio to an extent which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest, litigation and extraordinary expenses.


For the fiscal years ended June 30, 1993, 1994 and 1995, the Portfolios paid fees to the Manager as follows:


------------------------------------------------------------------------------------------------------
                                 Management Fees Paid                        Management Fees Waived
                      --------------------------------------------------------------------------------
                            1993        1994         1995          1993        1994         1995
------------------------------------------------------------------------------------------------------
Treasury Securities      $9,581,000  $7,482,000  $4,160,873.22  $1,353,000  $1,252,000  $1,226,700.66
 Portfolio
------------------------------------------------------------------------------------------------------
Prime Obligation         $6,308,000  $4,330,000  $3,352,356.97  $  890,000  $  763,000  $  884,036.50
 Portfolio
------------------------------------------------------------------------------------------------------
Government               $1,997,000  $1,505,000  $  794,731.78  $  278,000  $  264,000  $  221,071.85
 Securities Portfolio
------------------------------------------------------------------------------------------------------
Institutional Cash       $   14,000  $   10,000  $    7,878.60  $        0  $        0  $           0
 Portfolio
------------------------------------------------------------------------------------------------------
Money Market             *           *           *              *           *           *
 Portfolio
======================================================================================================

* Not in operation during such period.



THE ADVISER

The Trust and Wellington Management Company ("WMC") have entered into an investment advisory agreement (the "Advisory Agreement") dated October 30, 1985. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement after the first two (2) years of the Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Portfolio or by the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

WMC, Adviser to the Portfolios, is entitled to a fee for its investment advisory services, which is calculated daily and paid monthly at the following annual rates: .075% of the Trust's daily net assets up to $500 million, and .02% of the Trust's daily net assets in excess of $500 million. The fee is allocated among the Portfolios based upon their relative net assets.

For the fiscal years ended June 30, 1993, 1994 and 1995 the Portfolios paid WMC advisory fees as follows:

====================================================================
                                          Advisory Fees Paid
                                    --------------------------------
                                     1993       1994        1995
--------------------------------------------------------------------
Treasury Securities Portfolio       $603,000   $514,000  $395,983.29
--------------------------------------------------------------------
Prime Obligation Portfolio          $397,000   $299,000  $311,042.13
--------------------------------------------------------------------
Government Securities Portfolio     $126,000   $103,000  $ 74,686.68
--------------------------------------------------------------------
Institutional Cash Portfolio        $  1,000   $      0  $         0
--------------------------------------------------------------------
Money Market Portfolio             *          *          *
====================================================================

*  Not in operation during such period.


DISTRIBUTION

The Trust has adopted a Distribution Agreement for the Portfolios dated November 29, 1982. The Trust has also adopted a Class A Distribution Plan (the "Class A Plan") and a Class D Distribution Plan (the "Class D Plan" and, together with the Class A Plan, the "Plans") for the Portfolios in accordance with Rule 12b-1 under the 1940 Act, which regulates the circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Trustees has determined that the Plans and the Distribution Agreement are in the best interests of the Shareholders. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust, and by a majority of the trustees who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of a Distribution Plan or in any agreements related thereto ("Qualified Trustees"). The Plans require that quarterly written reports of amounts spent under the Plans and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plans may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Portfolio affected. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal year ended June 30, 1995, the Portfolios incurred the following distribution expenses:

====================================================================================================================================

      Portfolio/Class           Total        Basis     Amount Paid      Sales      Advertising   Prospectus        Costs       Other
                               ($Amount)     Points      to 3rd        Expenses    ($ Amount)    Printing &      Associated
                                                        Parties by    ($ Amount)                Mailing Costs       with
                                                         SFS for                                    (New        Registration
                                                       Distributor                              Shareholders        Fees
                                                         Related                                     Only        ($ Amount)
                                                         Services                                 ($ Amount)
                                                        ($ Amount)
------------------------------------------------------------------------------------------------------------------------------------


Class A
------------------------------------------------------------------------------------------------------------------------------------

 Treasury                     $570,122.85       .04%             $0   $570,122.85           $0             $0              $0     $0
  Securities
------------------------------------------------------------------------------------------------------------------------------------

 Government                   $106,233.11       .04%             $0   $106,233.11           $0             $0              $0     $0
 Securities
------------------------------------------------------------------------------------------------------------------------------------

 Prime                        $435,935.89       .04%             $0   $435.935.89           $0             $0              $0     $0
 Obligation
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

 Institutional                $         0         0%             $0   $         0           $0             $0              $0     $0
 Cash
------------------------------------------------------------------------------------------------------------------------------------

 Money Market                           *         *               *             *            *              *               *      *
------------------------------------------------------------------------------------------------------------------------------------

 Class D
------------------------------------------------------------------------------------------------------------------------------------

 Treasury                     $ 10,981.35       .20%             $0   $ 10,981.35           $0             $0              $0     $0
 Securities
====================================================================================================================================


*  Not in operation during such period.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and Executive Officer is SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Certain officers of the Trust also serve as trustees and/or officers of SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI International Trust, Stepstone Funds, The Compass Capital Group, FFB Lexicon Funds, The Advisors' Inner Circle Fund, The Pillar Funds, CUFUND, STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., Rembrandt Funds(R), The Arbor Fund, 1784 Funds, The PBHG Funds, Inc., Bishop Street Funds, Conestoga Family of Funds, Insurance Investment Products Trust, Marquis/sm/ Funds, Morgan Grenfell Investment Trust, The Achievement Funds Trust, CrestFunds, Inc., STI Classic Variable Trust, and Inventor Funds, open-end management investment companies which are managed by SEI Financial Management Corporation and/or distributed by SEI Financial Services Company.

ROBERT A. NESHER - Chairman of the Board of Trustees* - Retired since 1994. Executive Officer - Executive Vice President of SEI 1986-1994. Director and Executive Vice President of the Manager and Executive Vice President of the Distributor 1981-1994.

RICHARD F. BLANCHARD - Trustee** - P.O. Box 76, Canfield Road, Convent Station, NJ 07961. Private Investor. Director of AEA Investors Inc. (acquisition and investment firm) June 1981-86, Director of Baker Hughes Corp. (oil service company) 1976-88. Director of Imperial Clevite Industries (transportation equipment company) 1981-87. Executive Vice President of American Express Company (financial services company), responsible for the investment function, before June 1981.

WILLIAM M. DORAN - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner of Morgan, Lewis & Bockius LLP, counsel to the Trust, Manager and Distributor, Director and Secretary of SEI and Secretary of the Manager and Distributor.

F. WENDELL GOOCH - Trustee** - P.O. Box 190, Paoli, IN 47454. President, Orange County Publishing Co., Inc., since October 1981. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican since January 1981, President, H & W Distribution, Inc. since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

FRANK E. MORRIS - Trustee** - 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988.

JAMES M. STOREY - Trustee** - Ten Post Office Square, Boston, MA 02109. Partner, Dechert Price & Rhodes (law firm).

DAVID G. LEE - President, Chief Executive Officer - Senior Vice President of the Manager and Distributor since 1993. Vice President of the Manager and Distributor 1991-1993. President, GW Sierra Trust Funds before 1991.

CARMEN V. ROMEO - Treasurer, Assistant Secretary - Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI since 1977. Director and Treasurer of the Manager and Distributor since 1981.

SANDRA K. ORLOW - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Manager and Distributor since 1988. Corporate Legal Assistant, Omni Exploration (oil and gas investment) prior to 1983.

ROBERT B. CARROLL - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI Corporation, the Manager and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994. Associate, McGuire, Woods, Battle & Boothe (law firm) prior to 1990.

TODD CIPPERMAN - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Administrator and Distributor since May, 1995, Associate, Dewey Ballantine (law firm) 1994-1995, Associate, Winston & Strawn (law firm) 1991-1995.

JOSEPH LYDON - Vice President, Assistant Secretary - Director of Business Administration, SEI Corporation since April, 1995; Vice President of Fund Group, Vice President of the Advisor -Dreman Value Management, LP, President of Dreman Financial Services, Inc. from 1989 to 1995.

KATHRYN L. STANTON - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI Corporation, the Manager and Distributor since 1994; Associate, Morgan, Lewis & Bockius LLP (law firm), 1989 to 1994.

KEVIN P. ROBINS - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI and the Distributor since 1994. Vice President and Assistant Secretary of the Manager and Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.

JEFFREY A. COHEN - Controller, Assistant Secretary - SEI Corporation, 1991 to present. Senior Accountant, Price Waterhouse, 1988 to 1991.

RICHARD W. GRANT   -  Secretary - 2000 One Logan Square, Philadelphia, PA 19103.
Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Manager and Distributor.

JOHN H. GRADY, JR. - Assistant Secretary - 1800 M Street, N.W., Washington, D.C., 20036, Partner, since 1995 and Associate, 1993-1995, Morgan, Lewis & Bockius LLP, counsel to the Trust, Manager and Distributor; Associate, Ropes & Gray, 1988 to 1993.
----------------------------------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

**Messrs. Blanchard, Gooch, Storey and Morris serve as members of the Audit
  Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager.


The following table sets forth information about the compensation paid to the Trustees for the fiscal year ended June 30, 1995:


------------------------------------------------------------------------------------------------------------------------------------

                                                         Pension or
                                    Aggregate            Retirement                                 Total Compensation From
                                   Compensation       Benefits Accrued     Estimated Annual           Registrant and Fund
                                  From Registrant      as Part of Fund       Benefits Upon         Complex Paid to Directors
Name of Person and Position       for FYE 6/30/95         Expenses            Retirement                for FYE 6/30/95
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher, Trustee*             N/A                  N/A                N/A                                N/A
------------------------------------------------------------------------------------------------------------------------------------

Edward W. Binshadler,             $ 37,500                  N/A                N/A                       $37,500 for services on 7
 Trustee**                                                                                               boards
------------------------------------------------------------------------------------------------------------------------------------

Richard F. Blanchard,             $ 82,500                  N/A                N/A                       $82,500 for services on 7
 Trustee                                                                                                 boards
------------------------------------------------------------------------------------------------------------------------------------

William M. Doran, Trustee*             N/A                  N/A                N/A                                 N/A
-----------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch, Trustee         $ 90,625                  N/A                N/A                       $90,625 for services on 7
                                                                                                         boards
------------------------------------------------------------------------------------------------------------------------------------

Frank E. Morris, Trustee          $112,000                  N/A                N/A                       $112,000 for services on 7
                                                                                                         boards
------------------------------------------------------------------------------------------------------------------------------------

James M. Storey, Trustee          $112,000                  N/A                N/A                       $112,000 for services on 7
                                                                                                         boards
====================================================================================================================================


*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act.

**Retired as of December, 1994.


FUNDAMENTAL INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of each Portfolio which cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares. The term "majority of outstanding shares" means the vote of (i) 67% or more of a Portfolio's shares present at a meeting, if not more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

No Portfolio may:

1. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings by a Portfolio will be repaid before making additional investments for that Portfolio and any interest on such borrowings will reduce the income of that Portfolio.

2. Make loans, except that any Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements, provided that repurchase agreements maturing in more than seven days, restricted securities and other illiquid securities are not to exceed, in the aggregate, 10% of the Portfolio's total assets.

3. Pledge, mortgage or hypothecate assets except to secure temporary borrowings, as described in the Prospectus, in aggregate amounts not to exceed 10% of the net assets of such Portfolio taken at fair market value at the time such loan is incurred.

4.   Invest in companies for the purpose of exercising control.

5.   Acquire more than 10% of the voting securities of any one issuer.

6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, any Portfolio may purchase obligations issued by companies which invest in real estate, real estate limited partnerships, commodities or commodities contracts.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that a Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and, in any event, may not purchase securities of other open-end investment companies. Under these rules and regulations, the Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, a Portfolio owns more than 3% of the total voting stock of an investment company; securities issued by any one investment company represent more than 5% of the total Portfolio assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Portfolio. A Portfolio's purchase of such investment companies results in the layering of expenses such that shareholders would indirectly bear a proportionate share of such investment companies' expenses, including advisory fees.

10. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described in the Prospectus and this Statement of Additional Information or as permitted by rule, regulation or order of the Securities and Exchange Commission.

11. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Purchase securities of any company which has (with predecessors) a record of less than three years' continuing operations, except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) municipal securities which are rated by at least two nationally recognized municipal bond rating services, if, as a result, more than 5% of the total assets (taken at fair market value) of the Portfolio would be invested in such securities.

13.  Purchase warrants, puts, calls, straddles, spreads or combinations thereof.

14. Invest in interests in oil, gas or other mineral exploration or development programs.

15. Purchase restricted securities (securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectus and this Statement of Additional Information.

Except with respect to the limitation on investing in illiquid securities, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS

1. The Government Securities and Prime Obligations Portfolios may not purchase obligations with remaining maturities of more than 365 days and must maintain an average dollar-weighted portfolio maturity of more than 90 days.


ADDITIONAL RESTRICTIONS

The following are non-fundamental investment limitations that are currently required by one or more states in which the Trust sells shares of the Portfolios. These limitations are in addition to, and in some cases more restrictive than, the fundamental and non-fundamental investment limitations listed above. A limitation may be changed or eliminated without shareholder approval if the relevant state changes or eliminates its policy regarding such investment restriction. As long as a Portfolio's shares are registered for sale in such states, it may not:

1. Invest more than 10% of its total assets in illiquid securities, including securities which are not readily marketable or are restricted.

2. Invest more than 15% of its assets in restricted securities. For purposes of this limitation, securities exempted from registration under the 1933 Act, including Section 4(2) commercial paper, are considered to be restricted securities.


PERFORMANCE

From time to time, each Portfolio may advertise its yield. These figures will be based on historical earnings and are not intended to indicate future performance.

The current yield of each Portfolio is calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield.

The Portfolios compute their effective compound yield by determining the net changes, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = {(Base Period Return + 1)/365/7/ - 1}.
The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments a Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolios and other factors.

Yields are one basis upon which investors may compare the Portfolios with other money market funds; however, yields of other money market mutual funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.


For the seven-day period ended June 30, 1995 the Portfolios' yield and effective yield were as follows:

================================================================================
                                                                 7-Day Effective
    Portfolio/Class                   Class      7-day Yield          Yield
--------------------------------------------------------------------------------

Treasury Securities              Class A         5.62            5.78
                                ------------------------------------------------
                                 Class D         5.27            5.40
--------------------------------------------------------------------------------
Government Securities            Class A         5.53            5.68
--------------------------------------------------------------------------------
Prime Obligation                 Class A         5.66            5.82
--------------------------------------------------------------------------------
Institutional Cash               Class A         N/A             N/A
--------------------------------------------------------------------------------
Money Market                     Class A         N/A             N/A
================================================================================

DETERMINATION OF NET ASSET VALUE

Securities of the Portfolios will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method is higher or lower than the price a Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Portfolio may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Trust resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Portfolio would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing shareholders in the Portfolio would experience a lower yield. The converse would apply in a period of rising interest rates.

The Trust's use of amortized cost valuation and the maintenance of the net asset value of each Portfolio at $1.00 are permitted by Rule 2a-7, under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7, a money market portfolio must maintain a dollar-weighted average maturity in the Portfolio of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of a Portfolio's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Portfolio's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per unit at $1.00 for each Portfolio. However, there is no assurance that the Trust will be able to meet this objective. The Trust's procedures include the determination of the extent of deviation, if any, of each Portfolio's current net asset value per unit calculated using available market quotations from each Portfolio's amortized cost price per unit at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Portfolio incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Portfolio in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may be order permit. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Manager, the Adviser, the Distributor and/or the Custodian are not open for business.

State Securities laws regarding sub-administrators may differ from the interpretations of federal law expressed herein and banks and financial institutions acting in that capacity may be required to register as dealers pursuant to state law.

SHAREHOLDER SERVICES (Class D Shares)

Stop-Payment Requests: Investors may request a stop payment on checks by providing the Trust with a written authorization to do so. Oral requests will be accepted provided that the Trust promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Trust will use its best efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective. Shareholders requesting stop payment will be charged a $20 service fee per check which will be deducted from their accounts.

Right of Accumulation: A shareholder qualifies for cumulative quantity discounts when his new investment, together with the current market value of all holdings of that shareholder in certain eligible portfolios reaches a discount level. See "Purchase and Redemption of Shares" in the Prospectuses for the sales charge on quantity purchases.

Letter Of Intent: The reduced sales shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or a Portfolio which provides for the holder in escrow by the Manager of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date of the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Manager will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the sales charge imposed under the Letter of Intent and the sales charge that would have otherwise been imposed.

Distribution Investment Option: Distributions of dividends and capital gains made by the Portfolios may be automatically invested in shares of one of the Portfolios if shares of the Portfolio are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the Portfolios and/or classes in which such automatic investments are to be made and consider the differences in investment objectives and policies before making any investment.

Reinstatement Privilege: A shareholder who has redeemed shares of any of the Portfolios has a one-time right to reinvest the redemption proceeds in shares of the Portfolio at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The investor must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.

Exchange Privilege: Some or all of the shares of the Portfolio for which payment has been received (i.e., an established account) may be exchanged, at their net
                   ----
asset value, plus any applicable sales charge, for Class D shares of the Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI International Trust and SEI Institutional Managed Trust or at their net asset value for Class D shares of other portfolios of such trusts that do not have sales charges. Exchanges will be made only after proper instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

A shareholder may exchange a Portfolio's Class D shares, for which good payment has been received, in his account at any time, regardless of how long he has held his shares.

Each Exchange Request must be in proper form (i.e., if in writing, signed by the
                                              ----
record owner(s) exactly as the shares are registered; if by telephone, proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. Each exchange involves the redemption of the shares of a Portfolio to be exchanged and the purchase of the shares of the other Portfolio. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's Federal income tax return, unless such shares were held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Distributor in writing or by telephone on any Business Day, as defined in the Prospectuses of the Trust, prior to the close of the New York Stock Exchange, the exchange will be effective on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Portfolios, and thus the purchase of shares of the other Portfolios, may be delayed for up to seven days if the Portfolios determine that such delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by the Portfolios may also communicate a shareholder's Exchange Request to the Portfolios subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.

TAXES

The following is only a summary of certain tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.



Federal Income Taxes

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a regulated investment company ("RIC") as defined under Subchapter M of the Code. By following such a policy, each of the Portfolios expects to eliminate or reduce to a nominal amount the federal income taxes to which such Portfolio may be subject.

In order to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (ii) less than 30% of a Portfolio's gross income each taxable year must be derived from the sale or other disposition of stocks, securities or certain other investments held for less than three months; (iii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RIC's, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RIC's) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, the loss is treated as a long-term capital loss to the extent of the previous capital gain distributions.

If a Portfolio fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders. Otherwise, distributions to shareholders generally will not be eligible for the dividends received deduction.



State Taxes

A Portfolio is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by the Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser is responsible for placing orders to execute Portfolio transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the Securities and Exchange Commission.

The Trust does not expect to use one particular dealer, but, subject to the Trust's policy of seeking the best net results, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The money market securities in which certain of the Portfolios invest are traded primarily in the over-the-counter market. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Portfolio will primarily consist of dealer spreads and underwriting commissions.

Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the Trust's fiscal years ended June 30, 1993, 1994 and 1995, no brokerage fees were paid.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Portfolio, each of which represents an equal proportionate interest in that Portfolio. Each share of a Portfolio upon liquidation of that Portfolio entitles a shareholder to a pro rata share in the net assets of that Portfolio, after taking into account certain distribution expenses. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Any consideration received by the Trust for shares of any additional Portfolio and assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the possibility of the shareholders' incurring financial loss appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable for the obligations of the Trust.

5% SHAREHOLDERS

As of October 5, 1995, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

Treasury Securities Portfolio  Class A Shares:


Name and Address                       Number of Shares             Percent of Funds
----------------                       ----------------             -----------------

First Hawaiian Bank                      255,829,356.51             20.31%
Financial Management Group (FIDAC)
Attn:  Dolores Mollring
P.O. Box 3200
Honolulu, HI  96847

Bank of America NT&SA                    111,264,115.04              8.83%
Attn: Common Trust Funds Unit #8239
P.O. Box 3577, Terminal Annex
Los Angeles, CA  90051

North American Trust Company              77,585,312.17              6.16%
Attn:  David Hilbish
225 Broadway, Suite 200
San Diego, CA  92101

The Fulton Company                       163,648,232.62             12.99%
c/o Fulton Bank Trust Department
Attn: Dennis Patrick
One Penn Square
Lancaster, PA  17602

Treasury Securities Portfolio  Class D Shares:

Sumitomo Bank Trustee, FBO                     6,394.91             33.81%
Laurie Huey Cust FBO
Michelle Huey UGMA CA
874 Shore Breeze Drive
Sacramento, CA 95831

Sumitomo Bank Trustee, FBO                     6,394.91             33.81%
Laurie Huey Cust FBO
Megan Huey UGMA CA
874 Shore Breeze Drive
Sacramento, CA 95831

Robert H. Gibson &                             3,000.00             15.86%
 Diane E Gibson Jtten
P.O. Box 207
209 County Road 443
Grand Lake, CO 80447

Sukhavati Temple                               1,013.05              5.35%
74 Old Main Street
South Yarmouth, MA 02664

Joseph F. King                                 1,061.11              5.61%
P.O. Box 2336
Ramona, CA 92065


Name and Address                       Number of Shares             Percent of Funds
----------------                       ----------------             -----------------

Paul Shih &                                    1,044.98              5.52%
 Wen-Chen Shih Jtten
17381 Coronado Lane
Huntington Beach, CA 92647

Government Securities Portfolio:

United Jersey Bank                        33,253,184.21             16.47%
Attn: Joseph Guittari
P.O. Box 547
Hackensack, NJ  07602

Vose & Co.                                64,790,981.07             32.08%
c/o Fleet/Norstar Services
One East Avenue
Funds Central NY/RO/3090
Rochester, NY  14638-0001


Name and Address                       Number of Shares             Percent of Funds
----------------                       ----------------             -----------------

CoreStates Bank, N.A.                     20,933,007.46             10.37%
Attn: James Quinlan
Penn Mutual Insurance Building
Philadelphia, PA  19106

Prime Obligation Portfolio:

BHC Securities Inc.                       49,978.881.73              5.70%
Attn:  Cash Sweeps Department
2005 Market Street
One Commerce Square, 11th Floor
Philadelphia, PA 19103

Eagle Trust Company                       52,684,107.18              6.01%
Attn:  Jacqueline Esposito
680 East Swedesford Road
Wayne, PA  19087

Republic & Co.                            86,530,300.00              9.86%
c/o Imperial Trust Company
Attn:  Shirley Matthews
201 N. Figueroa Street, #610
Los Angeles, CA  90012

CoreStates Bank, N.A.                    103,807,482.77             11.83%
Attn:  James Quinlan
Penn Mutual Insurance Building
Philadelphia, PA  19106

Smith & Co.                              123,244,202.31             14.05%
c/o First Security Bank of Utah, N.A.
Attn:  Money Market/Mutual Fund Desk
P.O. Box 25297
Salt Lake City, UT  84125

EXPERTS

The financial statements in this Statement of Additional Information and the financial highlights included in the Prospectuses have been audited by Price Waterhouse LLP, independent public accountants, as indicated in their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

Following are the audited financial statements of the Trust for the fiscal year ended June 30, 1995, and the Report of Independent Accountants of Price Waterhouse LLP dated August 11, 1995, relating to the financial statements and financial highlights of the Trust.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Liquid Asset Trust--June 30, 1995
TREASURY SECURITIES PORTFOLIO

------------------------------------------------------------------------------
Description                                              Par (000) Value (000)
------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 55.4%
 U.S. Treasury Bills
  6.380%, 08/10/95                                       $ 230,000  $  228,441
  6.126%, 09/14/95                                          97,000      95,814
  6.133%, 09/14/95                                          90,000      88,899
  6.068%, 10/26/95                                          42,000      41,207
  5.598%, 12/21/95                                         203,000     197,757
  5.600%, 12/21/95                                          50,000      48,707
                                                                    ----------
Total U.S. Treasury Obligations
 (Cost $700,825,036)                                                   700,825
                                                                    ----------
REPURCHASE AGREEMENTS -- 45.1%
 Donaldson, Lufkin & Jenrette
  Securities (A)
  6.15%, dated 06/30/95, matures 07/03/95, repurchase
  price $170,087,125 (collateralized by U.S. Treasury
  Bills par value $19,464,000, matures 09/28/95: U.S.
  Treasury Notes total par value $73,960,000, 5.625%-
  6.875%, 02/28/97-01/15/00: U.S Treasury Bond par value
  52,900,000, 11.75%,matures 11/15/14: total market
  value $173,400,428)                                      170,000     170,000
 Lehman Brothers (A)
  6.20%, dated 06/30/95, matures 07/03/95, repurchase
  price $2,448,264 (collateralized by U.S. Treasury Note
  par value $2,446,000, 6.50%, matures 04/30/97: market
  value $2,496,871)                                          2,447       2,447
 Nomura Securities International (A)(B)
  5.95%, dated 06/23/95, matures 07/24/95, repurchase
  price $114,584,092 (collateralized by U.S. Treasury
  Bills par value $14,470,000, matures 05/30/96: U.S.
  Treasury Notes total par value $92,015,000, 5.75%-
  6.875%, 04/30/97-08/15/04: U.S. Treasury Bond par
  value $5,026,000, 12.00%, matures 08/15/13: total
  market value $116,280,217)                               114,000     114,000

-------------------------------------------------------------------------------
                                                                  Value
Description                                           Par (000)   (000)
-------------------------------------------------------------------------------
 Swiss Bank Corporation (A)
  6.17%, dated 06/30/95, matures 07/03/95, repurchase
  price $283,673,780 (collateralized by U.S. Treasury
  Bills total par value $39,335,000, 07/13/95-
  06/27/96: U.S. Treasury Notes total par value
  $281,797,000, 3.875%-8.50%, 08/15/95-05/15/05: U.S.
  Treasury Bonds total par value $385,000, 7.625%-
  12.00%, 08/15/13-02/15/25: total market value
  $319,966,232)                                       $ 283,528 $  283,528
                                                                ----------
Total Repurchase Agreements
 (Cost $569,975,000)                                               569,975
                                                                ----------
Total Investments -- 100.5%
 (Cost $1,270,800,036)                                           1,270,800
                                                                ----------
OTHER ASSETS AND LIABILITIES -- (0.5%)
 Other Asset and Liabilities, Net                                   (6,114)
                                                                ----------
NET ASSETS:
 Portfolio shares of Class A (unlimited
  authorization -- no par value) based on
  1,254,737,326 outstanding shares of beneficial
  interest                                                       1,254,737
 Portfolio shares of Class D (unlimited
  authorization -- no par value) based on 9,796,527
  outstanding shares of beneficial interest                          9,797
 Accumulated net realized gain on investments                          152
                                                                ----------
Total Net Assets -- 100.0%                                      $1,264,686
                                                                ==========
Net Asset Value, Offering and Redemption Price Per
 Share -- Class A                                               $     1.00
                                                                ==========
Net Asset Value, Offering and Redemption Price Per
 Share --Class D                                                $     1.00
                                                                ==========

(A) Tri-party repurchase agreement
(B) Term repurchase agreement
The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Liquid Asset Trust--June 30, 1995
GOVERNMENT SECURITIES PORTFOLIO

-------------------------------------------------------------------------------

Description                                               Par (000) Value (000)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 95.7%
 Federal Farm Credit Bank
  6.230%, 09/29/95                                         $ 3,150   $  3,103
 Federal Home Loan Bank
  6.311%, 08/01/95                                          10,000      9,948
  6.340%, 08/18/95                                          10,000      9,919
  6.183%, 09/06/95                                           6,000      5,933
 Federal Home Loan Mortgage
  6.105%, 08/01/95                                          10,000      9,949
  5.942%, 09/05/95                                           9,550      9,448
  5.929%, 09/25/95                                           1,000        986
  5.775%, 11/01/95                                           1,120      1,099
  5.969%, 11/27/95                                           5,000      4,881
 Federal National Mortgage
  5.690%, 07/05/95 (A)                                      22,000     22,000
  6.101%, 08/04/95                                          20,000     19,888
  6.306%, 08/07/95                                           9,320      9,262
  6.083%, 08/14/95                                          35,650     35,392
  6.350%, 08/28/95                                           9,000      8,912
  6.281%, 09/29/95                                          10,000      9,850
  6.116%, 10/03/95                                             350        345
  6.371%, 10/03/95                                           1,030      1,014
  5.876%, 10/04/95                                           1,005        990
 Student Loan Marketing
  5.700%, 07/05/95 (A)                                      15,400     15,400
  5.860%, 07/05/95 (A)                                       8,000      8,035
  5.885%, 07/05/95 (A)                                       5,800      5,817
                                                                     --------
Total U.S. Government Agency Obligations
 (Cost $192,171,309)                                                  192,171
                                                                     --------
REPURCHASE AGREEMENT -- 4.7%
 Lehman Brothers (B)
  6.2%,dated 06/30/95, matures 07/03/95, repurchase price
  $9,428,869 (collateralized by U.S. Treasury Note par
  value $9,420,000, 6.50%, matures 04/30/97: market value
  $9,615,915)                                                9,424      9,424
                                                                     --------
Total Repurchase Agreement
 (Cost $9,424,000)                                                      9,424
                                                                     --------
Total Investments -- 100.4%
 (Cost $201,595,309)                                                  201,595
                                                                     --------
OTHER ASSETS AND LIABILITIES -- (0.4%)
 Other Assets and Liabilities, Net                                       (827)
                                                                     --------

-------------------------------------------------------------------------------

Description                                               Par (000) Value (000)
-------------------------------------------------------------------------------
NET ASSETS:
 Portfolio Shares (unlimited authorization -- no par
  value) based on 200,789,702 outstanding shares of
  beneficial interest                                                $ 200,790
 Accumulated net realized loss on investments                              (21)
 Distributions in excess of net investment income                           (1)
                                                                     ---------
Total Net Assets -- 100.0%                                           $ 200,768
                                                                     =========
Net Asset Value, Offering and Redemption Price per Share             $    1.00
                                                                     =========
(A) Variable rate instrument. The rate reflected on the Statement of Net Assets is the rate in effect on June 30, 1995.
(B) Tri-party repurchase agreement.
The accompanying notes are an integral part of the financial statements.

PRIME OBLIGATION PORTFOLIO

U.S. GOVERNMENT AGENCY
 OBLIGATIONS -- 16.9%
 Federal Home Loan Bank
  6.238%, 07/10/95                                         $ 7,000   $   6,989
  6.315%, 08/23/95                                          14,385      14,257
 Federal Home Loan Mortgage
  5.958%, 09/08/95                                           3,940       3,896
 Federal National Mortgage
  5.690%, 07/05/95 (A)                                      30,000      30,000
  6.225%, 07/17/95                                          10,000       9,973
  6.706%, 07/26/95                                          30,000      29,867
  5.945%, 11/13/95                                          10,000       9,786
 Student Loan Marketing
  5.700%, 07/05/95 (A)                                      24,000      24,000
  5.710%, 07/05/95 (A)                                       7,000       7,001
  5.720%, 07/05/95 (A)                                      15,000      15,004
  5.720%, 07/05/95 (A)                                       8,000       8,000
                                                                     ---------
Total U.S. Government Agency Obligations
 (Cost $158,773,184)                                                   158,773
                                                                     ---------
COMMERCIAL PAPER -- 69.7%
 American Express Credit
  6.030%, 07/17/95                                          10,000       9,973
  6.100%, 07/21/95                                          10,000       9,966
  5.900%, 10/19/95                                           6,000       5,892
 American General
  6.000%, 07/26/95                                          10,000       9,958
 American General Finance
  5.940%, 07/31/95                                          10,000       9,951
  5.700%, 09/15/95                                          10,000       9,880

--------------------------------------------------------------------------------
PRIME OBLIGATION PORTFOLIO

--------------------------------------------------------------

Description                              Par (000) Value (000)
--------------------------------------------------------------
 American Home Products (B)
  5.970%, 08/09/95                        $ 9,000   $  8,942
 Associates Corporation of North America
  5.950%, 07/27/95                         10,000      9,957
  5.950%, 08/07/95                         15,000     14,908
 Bear Stearns Companies
  5.950%, 07/10/95                         10,000      9,985
  5.980%, 07/11/95                          8,000      7,987
  5.840%, 08/04/95                         15,000     14,917
 Beneficial Corporation
  6.000%, 07/06/95                         15,000     14,988
  5.940%, 08/09/95                         10,000      9,936
  5.900%, 09/21/95                         10,000      9,866
 Central & South West Corporation
  6.010%, 08/04/95                         10,000      9,943
  5.870%, 09/22/95                         15,000     14,797
 Ciesco LP
  5.970%, 07/13/95                         10,000      9,980
  5.930%, 08/11/95                         20,000     19,865
 CIT Group Holdings
  6.100%, 07/05/95                         10,000      9,993
  6.100%, 07/24/95                         10,000      9,961
  5.680%, 12/06/95                         10,000      9,751
 Corporate Asset Funding
  5.970%, 08/02/95                         10,000      9,947
 CSW Credit
  5.950%, 08/15/95                          5,000      4,963
 Dean Witter Discover
  6.000%, 07/26/95                          8,000      7,967
 Delaware Funding
  5.960%, 07/18/95                          4,966      4,952
  5.950%, 08/08/95                         10,000      9,937
  5.970%, 08/14/95                         15,000     14,890
 Ford Motor Credit
  6.000%, 07/20/95                         15,000     14,953
  5.950%, 09/05/95                         15,000     14,836
  5.740%, 09/29/95                          8,000      7,885
 General Electric Capital
  5.920%, 09/05/95                         15,000     14,836
  5.700%, 09/20/95                         15,000     14,808
  5.700%, 11/02/95                          5,000      4,902
 IBM Credit
  6.040%, 07/12/95                         15,000     14,972
 International Lease Finance
  6.000%, 07/12/95                         10,000      9,982
  5.950%, 07/17/95                          6,300      6,283
  5.720%, 10/27/95                         10,000      9,812
 John Deere Capital
  5.940%, 08/01/95                         20,000     19,898
  5.680%, 11/21/95                         10,000      9,774

-----------------------------------------------------------------

Description                                 Par (000) Value (000)
-----------------------------------------------------------------
 McKenna Triangle
  6.010%, 07/12/95                           $ 4,300   $  4,292
 Merrill Lynch
  5.950%, 07/17/95                            20,000     19,947
 Norwest Corporation
  6.000%, 07/24/95                            10,000      9,962
 Norwest Financial
  6.000%, 08/01/95                            10,000      9,948
 Philip Morris Companies
  5.960%, 08/03/95                            14,000     13,923
  6.000%, 08/07/95                            10,000      9,938
 Prudential Funding
  5.970%, 07/13/95                            10,000      9,980
  5.940%, 07/27/95                            15,000     14,936
 Puerto Rico Development Bank
  6.020%, 07/19/95                             8,000      7,976
  6.010%, 07/20/95                            20,000     19,937
 Riverwood Funding
  5.950%, 07/26/95                            10,000      9,959
 Sears Roebuck Acceptance
  6.100%, 07/11/95                            12,000     11,980
  6.030%, 07/24/95                            10,000      9,961
 Toshiba America
  5.950%, 09/08/95                             5,000      4,943
  5.870%, 11/13/95                            22,150     21,662
 Transamerica Finance
  6.100%, 07/10/95                            16,000     15,976
  6.000%, 07/27/95                            10,000      9,957
 Whirlpool Corporation
  6.020%, 08/01/95                             5,000      4,974
 Zeneca Wilmington Incorporation
  6.000%, 07/05/95                             9,000      8,994
                                                       --------
Total Commercial Paper
 (Cost $656,238,515)                                    656,238
                                                       --------
CERTIFICATES OF DEPOSIT -- 3.0%
 First Alabama Bank
  6.120%, 07/21/95                            11,000     11,000
 First National Bank of Boston
  6.020%, 07/18/95                            10,000     10,000
 West One Bank
  6.000%, 10/02/95                             7,000      7,000
                                                       --------
Total Certificates of Deposit
 (Cost $28,000,000)                                      28,000
                                                       --------
FLOATING RATE INSTRUMENTS -- 8.8%
 Allstate (A)
  6.163%, 08/01/95                            10,000     10,000
 Corestates Capital (A)
  6.090%, 01/05/96                            10,000     10,000
 People's Security Funding Agreement (A)(B)
  6.360%, 08/01/95                            33,000     33,000

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Liquid Asset Trust--June 30, 1995
PRIME OBLIGATION PORTFOLIO

------------------------------------------------------------------------------

Description                                              Par (000) Value (000)
------------------------------------------------------------------------------
 SMM Trust 1994-B (A)(B)
  6.238%, 08/11/95                                       $ 10,000   $ 10,000
 SMM Trust 1995-I (A)(B)
  6.082%, 05/29/96                                         20,000     19,995
                                                                    --------
Total Floating Rate Instrument
 (Cost $82,994,703)                                                   82,995
                                                                    --------
REPURCHASE AGREEMENT -- 2.0%
 Lehman Brothers (C)
  6.20%, dated 06/30/95, mature 07/03/95, repurchase
  price $18,694,654 (collateralized by U.S. Treasury
  Note par value $3,684,000, 6.50%, matures 04/30/97:
  U.S. Treasury Bills, par value $15,733,000, matures
  12/28/95: total market value $19,069,632)                18,685     18,685
                                                                    --------
Total Repurchase Agreement
 (Cost $18,685,000)                                                   18,685
                                                                    --------
Total Investments -- 100.4%
 (Cost $944,691,402)                                                 944,691
                                                                    --------




-------------------------------------------------------------------------------

Description                                                         Value (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- ( 0.4%)
 Other Assets and Liabilities, Net                                   $ (3,828)
                                                                     --------
NET ASSETS:
 Portfolio shares (unlimited authorization--no par value) based
  on 940,882,322 outstanding shares of beneficial interest            940,882
 Accumulated net realized loss on investments                             (19)
                                                                     --------
Total Net Assets -- 100.0%                                           $940,863
                                                                     ========
Net Asset Value, Offering and Redemption Price Per Share             $   1.00
                                                                     ========

(A) Variable rate instrument. The rate reflected on the Statement of Net Assets is the rate in effect on June 30,1995.
(B) Private Placement
(C) Tri-party repurchase agreement
The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
SEI Liquid Asset Trust--June 30, 1995

                                                   ------------- ------------
                                                   INSTITUTIONAL
                                                       CASH      MONEY MARKET
                                                     PORTFOLIO    PORTFOLIO
                                                   ------------- ------------
ASSETS:
 Cash                                                  $ 100        $ 100
                                                       -----        -----
 Total assets                                            100          100
                                                       -----        -----
NET ASSETS:
 Portfolio shares (unlimited authorization--no par
 value) based on 100 outstanding shares of
 beneficial interest                                     100          100
                                                       -----        -----
 Total net assets                                      $ 100        $ 100
                                                       =====        =====
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE CLASS A                                $1.00        $1.00
                                                       =====        =====


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
SEI Liquid Asset Trust--June 30, 1995

                                 ---------- ---------- ---------- -------------
                                  TREASURY  GOVERNMENT   PRIME    INSTITUTIONAL
                                 SECURITIES SECURITIES OBLIGATION     CASH
                                 PORTFOLIO  PORTFOLIO  PORTFOLIO    PORTFOLIO
                                 ---------- ---------- ---------- -------------
Interest Income                   $68,880    $13,256    $57,035       $101
                                  -------    -------    -------       ----
EXPENSES:
 Management fee                     5,388      1,016      4,236          8
 Less management fees waived       (1,227)      (221)      (884)        --
 Investment advisory fee              396         75        311         --
 Custodian/wire agent fees            164         28        113         --
 Professional fees                     51         10         33         --
 Trustee fees                          23          4         18         --
 Registration & filing fees           176         28        122         --
 Distribution fees                    581        106        436         --
 Insurance                             31          6         24         --
 Other fees                            67         12         29         --
                                  -------    -------    -------       ----
 Total expenses                     5,650      1,064      4,438          8
                                  -------    -------    -------       ----
NET INVESTMENT INCOME              63,230     12,192     52,597         93
                                  -------    -------    -------       ----
 Net realized gain from security
  transactions                        240         39         55         --
                                  -------    -------    -------       ----
NET INCREASE IN NET ASSETS FROM
 OPERATIONS                       $63,470    $12,231    $52,652       $ 93
                                  =======    =======    =======       ====

  Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
SEI Liquid Asset Trust--for the fiscal years ended June 30

                           -------------------------  ------------------------
                                   TREASURY                 GOVERNMENT
                                  SECURITIES                SECURITIES
                           -------------------------  ------------------------
                              1995          1994         1995         1994
                           -------------------------  ------------------------
OPERATIONS:
 Net investment income     $    63,230  $     51,915  $    12,192  $    10,615
 Net realized gain from
  security transactions            240           181           39           78
                           -----------  ------------  -----------  -----------
 Net increase in net
  assets resulting from
  operations                    63,470        52,096       12,231       10,693
                           -----------  ------------  -----------  -----------
DIVIDENDS DISTRIBUTED
 FROM:
 Net investment income:
 Class A                       (62,948)      (51,915)     (12,193)     (10,615)
 Class D                          (282)           --           --           --
 Net realized gains:
 Class A                            --           (91)          --           --
 Class D                            --            --           --           --
                           -----------  ------------  -----------  -----------
 Total dividends
  distributed                  (63,230)      (52,006)     (12,193)     (10,615)
                           -----------  ------------  -----------  -----------
CAPITAL SHARE
 TRANSACTIONS (ALL AT
 $1.00 PER SHARE):
 Class A:
 Proceeds from shares
  issued                     9,652,814    11,652,775    1,544,000    2,184,077
 Shares issued in lieu of
  cash distributions               823         1,963          579          545
 Cost of shares
  repurchased               (9,900,410)  (12,373,107)  (1,599,403)  (2,436,978)
                           -----------  ------------  -----------  -----------
 Decrease in net assets
  derived from Class A
  transactions                (246,773)     (718,369)     (54,824)    (252,356)
                           -----------  ------------  -----------  -----------
 Class D
 Proceeds from shares
  issued                        25,743            39           --           --
 Shares issued in lieu of
  cash distributions                 2            --           --           --
 Cost of shares
  repurchased                  (15,971)          (16)          --           --
                           -----------  ------------  -----------  -----------
 Increase in net assets
  derived from Class D
  transactions                   9,774            23           --           --
                           -----------  ------------  -----------  -----------
 Decrease in net assets
  derived from capital
  share transactions          (236,999)     (718,346)     (54,824)    (252,356)
                           -----------  ------------  -----------  -----------
  Net decrease in net
   assets                     (236,759)     (718,256)     (54,786)    (252,278)
                           -----------  ------------  -----------  -----------
NET ASSETS:
 Beginning of Period         1,501,445     2,219,701      255,554      507,832
                           -----------  ------------  -----------  -----------
 End of Period             $ 1,264,686  $  1,501,445  $   200,768  $   255,554
                           ===========  ============  ===========  ===========

  Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
SEI Liquid Asset Trust--for the fiscal years ended June 30

                                ------------------------  --------------------
                                         PRIME               INSTITUTIONAL
                                      OBLIGATION                 CASH
                                ------------------------  --------------------
                                   1995         1994        1995       1994
                                ------------------------  --------------------
OPERATIONS:
 Net investment income          $    52,597  $    31,230  $      93  $      58
 Net realized gain (loss) from
  security transactions                  55          (34)        --         --
                                -----------  -----------  ---------  ---------
 Net increase in net assets
  resulting from operations          52,652       31,196         93         58
                                -----------  -----------  ---------  ---------
DIVIDENDS DISTRIBUTED FROM:
 Net investment income:
 Class A                            (52,597)     (31,230)       (93)       (58)
 Class D                                 --           --         --         --
 Net realized gains:
 Class A                                 --           --         --         --
 Class D                                 --           --         --         --
                                -----------  -----------  ---------  ---------
 Total dividends distributed        (52,597)     (31,230)       (93)       (58)
                                -----------  -----------  ---------  ---------
CAPITAL SHARE TRANSACTIONS
 (ALL AT $1.00 PER SHARE):
 Class A:
 Proceeds from shares issued      9,162,056    8,520,028    163,880    261,773
 Shares issued in lieu of cash
  distributions                      11,333        7,599         --         --
 Cost of shares repurchased      (9,151,091)  (8,782,192)  (163,880)  (261,773)
                                -----------  -----------  ---------  ---------
 Increase (decrease) in net
  assets derived from Class A
  transactions                       22,298     (254,565)        --         --
                                -----------  -----------  ---------  ---------
 Class D
 Proceeds from shares issued             --           --         --         --
 Shares issued in lieu of cash
  distributions                          --           --         --         --
 Cost of shares repurchased              --           --         --         --
                                -----------  -----------  ---------  ---------
 Increase (decrease) in net
  assets derived from Class D
  transactions                           --           --         --         --
                                -----------  -----------  ---------  ---------
 Increase (decrease) in net
  assets derived from capital
  share transactions                 22,298     (254,565)        --         --
                                -----------  -----------  ---------  ---------
  Net increase (decrease) in
   net assets                        22,353     (254,599)        --         --
                                -----------  -----------  ---------  ---------
NET ASSETS:
 Beginning of Period                918,510    1,173,109         --         --
                                -----------  -----------  ---------  ---------
 End of Period                  $   940,863  $   918,510         --         --
                                ===========  ===========  =========  =========

  Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SEI Liquid Asset Trust--for the fiscal years ended June 30

For a Share Outstanding Throughout each Period

           Net Asset                                Distributions  Distributions                                    Ratio of
             Value      Net        Realized and       from Net          from       Net Asset           Net Assets   Expenses
           Beginning Investment     Unrealized       Investment   Realized Capital Value End Total       End of    to Average
           of Period   Income   Gains on Securities    Income          Gains       of Period Return   Period (000) Net Assets
-----------------------------------------------------------------------------------------------------------------------------
 TREASURY SECURITIES
 -------------------
 CLASS A
 1995        $1.00    $  0.05             --            $ (0.05)           --        $1.00    5.05%    1,254,888      0.44%
 1994         1.00       0.03             --              (0.03)           --         1.00    3.00     1,501,510      0.44
 1993         1.00       0.03             --              (0.03)           --         1.00    3.03     2,219,701      0.44
 1992         1.00       0.05             --              (0.05)           --         1.00    4.69     2,304,153      0.44
 1991         1.00       0.07             --              (0.07)           --         1.00    7.04     2,248,497      0.44
 1990         1.00       0.08             --              (0.08)           --         1.00    8.41     2,076,845      0.44
 1989         1.00       0.08             --              (0.08)           --         1.00    8.51     2,318,763      0.44
 1988         1.00       0.06             --              (0.06)           --         1.00    6.56     2,671,802      0.44
 1987         1.00       0.06             --              (0.06)           --         1.00    5.91     2,580,118      0.44
 1986         1.00       0.07             --              (0.07)           --         1.00    7.40     2,041,343      0.44
 CLASS D
 1995         1.00       0.05             --              (0.05)           --         1.00    4.69         9,798      0.79
 1994(1)      1.00       0.01             --              (0.01)           --         1.00    0.50**          23      0.79*
 GOVERNMENT SECURITIES
 ---------------------
 CLASS A
 1995        $1.00    $  0.05             --            $ (0.05)           --        $1.00    5.18%      200,768      0.44%
 1994         1.00       0.03             --              (0.03)           --         1.00    3.04       255,554      0.44
 1993         1.00       0.03             --              (0.03)           --         1.00    3.05       507,832      0.44
 1992         1.00       0.05             --              (0.05)           --         1.00    4.72       399,938      0.44
 1991         1.00       0.07             --              (0.07)           --         1.00    7.08       520,187      0.44
 1990         1.00       0.08             --              (0.08)           --         1.00    8.48       368,318      0.44
 1989         1.00       0.08             --              (0.08)           --         1.00    8.69       467,056      0.44
 1988         1.00       0.07             --              (0.07)           --         1.00    6.83       523,274      0.44
 1987         1.00       0.06             --              (0.06)           --         1.00    5.99       479,968      0.44
 1986         1.00       0.07             --              (0.07)           --         1.00    7.52       222,215      0.44
 PRIME OBLIGATION
 ----------------
 CLASS A
 1995        $1.00    $  0.05             --            $ (0.05)                     $1.00    5.20%      940,863      0.44%
 1994         1.00       0.03             --              (0.03)           --         1.00    3.08       918,509      0.44
 1993         1.00       0.03             --              (0.03)           --         1.00    3.07     1,173,109      0.44
 1992         1.00       0.05             --              (0.05)           --         1.00    4.73     1,515,554      0.44
 1991         1.00       0.07             --              (0.07)           --         1.00    7.36     1,729,845      0.44
 1990         1.00       0.08             --              (0.08)           --         1.00    8.57     1,804,367      0.44
 1989         1.00       0.09             --              (0.09)           --         1.00    8.85     2,160,859      0.44
 1988         1.00       0.07             --              (0.07)           --         1.00    7.12     2,224,159      0.44
 1987         1.00       0.06             --              (0.06)           --         1.00    6.08     1,851,072      0.44
 1986         1.00       0.07             --              (0.07)           --         1.00    7.58     1,469,066      0.44
 INSTITUTIONAL CASH*
 -------------------
 CLASS A
 1995        $1.00    $0.0003             --          $ (0.0003)           --        $1.00    4.94%           --      0.44%
 1994         1.00     0.0003             --            (0.0003)           --         1.00    2.60            --      0.44
 1993         1.00     0.0003             --            (0.0003)           --         1.00    2.83            --      0.44
 1992         1.00     0.0002             --            (0.0002)           --         1.00    3.47            --      0.44
 1991         1.00     0.0003         0.0001            (0.0003)      (0.0001)        1.00    7.12            --      0.42
 1990         1.00     0.0008         0.0003            (0.0008)      (0.0003)        1.00   10.22            --      0.44
 1989         1.00     0.0007         0.0002            (0.0007)      (0.0002)        1.00    8.49            --      0.44
 1988         1.00     0.0006         0.0001            (0.0006)      (0.0001)        1.00    4.02            --      0.44
 1987(2)      1.00     0.0003             --            (0.0003)           --         1.00    5.48            --      0.44
                                  Ratio of
                                    Net
            Ratio of   Ratio of  Investment
              Net      Expenses    Income
           Investment to Average to Average
             Income   Net Assets Net Assets
           to Average (Excluding (Excluding
           Net Assets  Waivers)   Waivers)
-----------------------------------------------------------------------------------------------------------------------------
 TREASURY SECURITIES
 -------------------
 CLASS A
 1995         4.93%      0.54%      4.83%
 1994         2.91       0.51       2.84
 1993         2.99       0.50       2.93
 1992         4.60       0.50       4.50
 1991         6.80       0.47       6.80
 1990         8.10       0.45       8.10
 1989         8.20       0.44       8.20
 1988         6.40       0.44       6.40
 1987         5.70       0.45       5.70
 1986         7.20       0.44       7.20
 CLASS D
 1995         5.15       0.89       5.05
 1994(1)      3.23*      0.98*      3.04*
 GOVERNMENT SECURITIES
 ---------------------
 CLASS A
 1995         5.04%      0.53%      4.95%
 1994         2.96       0.51       2.89
 1993         3.00       0.50       2.94
 1992         4.60       0.50       4.60
 1991         6.80       0.48       6.70
 1990         8.10       0.45       8.10
 1989         8.30       0.46       8.30
 1988         6.70       0.44       6.70
 1987         5.80       0.46       5.80
 1986         7.30       0.44       7.30
 PRIME OBLIGATION
 ----------------
 CLASS A
 1995         5.21%      0.53%      5.12%
 1994         3.03       0.51       2.96
 1993         3.04       0.50       2.98
 1992         4.70       0.49       4.60
 1991         7.10       0.47       7.10
 1990         8.30       0.45       8.30
 1989         8.50       0.44       8.50
 1988         6.90       0.44       6.90
 1987         5.90       0.45       5.90
 1986         7.30       0.44       7.30
 INSTITUTIONAL CASH*
 -------------------
 CLASS A
 1995         5.19%      0.44%      5.19%
 1994         2.63       0.44       2.63
 1993         2.66       0.44       2.66
 1992         3.50       0.44       3.50
 1991         5.90       0.42       5.90
 1990         7.80       0.44       7.80
 1989         6.80       0.44       6.80
 1988         5.20       0.44       5.20
 1987(2)      5.30       0.44       5.30

(1) Treasury Securities Class D commenced operations on May 4, 1994.
(2) Institutional Cash Fund commenced operations on December 31, 1986.

* Annualized
** Not Annualized

  Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------
SEI Liquid Asset Trust--June 30, 1995
1. ORGANIZATION

SEI Liquid Asset Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 20, 1981.
  The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company with five portfolios: the Treasury Securities Portfolio, the Government Securities Portfolio, the Prime Obligation Portfolio, the Institutional Cash Portfolio and the Money Mar-ket Portfolio (the "Portfolios"). The Trust is registered to offer Class A shares of the portfolios and Class D (formerly the ProVantage Funds) shares of the Treasury Securities Portfolio and the Prime Obligation Portfolio. The as-sets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. As of June 30, 1995 the Money Market Portfolio had not commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust.
  Security Valuation--Investment securities are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in in-terest income.
  Federal Income Taxes--It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Ac-cordingly, no provision for Federal income taxes is required.
  Repurchase Agreements--Securities pledged as collateral for Repurchase Agree-ments are held by the Portfolio's custodian bank until maturity of the Repur-chase Agreement. Provisions of the Agreement and procedures adopted by the Man-ager of the Trust ensure that the market value of the collateral, including ac-crued interest thereon, is sufficient in the event of default by the counterparty.
  The Trust also invests in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agree-ment. Provisions of the agreements ensure that the market value of the collat-eral, including accrued interest thereon, is sufficient in the event of de-fault.
  If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.
  Discount and Premium Amortization--All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is currently included in interest income.
  Expenses--Expenses of the Trust which are not directly associated to a spe-cific Portfolio are allocated on the basis of relative net asset value of the affected Portfolios.
  Classes--Expenses of a class of shares of beneficial interest are borne by that class. Income, expenses and realized gains/losses are allocated to the re-spective classes on the basis of relative daily net assets.
  Other--Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold. Dis-tributions from net investment income are declared on a daily basis and are payable on the first business day of the following month. Any net realized cap-ital gains of the Portfolios are distributed to the shareholders of the af-fected Portfolios annually.

3. MANAGEMENT, INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS

SEI Financial Management Corporation (the "Manager") provided management, ad-ministrative and shareholder services to the Trust for an annual fee, which is calculated daily and paid monthly, of .42% of the average daily net assets of each Portfolio with the exception of the Institutional Cash Portfolio for which the fee is calculated at an annual rate of .36%. The Manager has agreed to bear certain expenses of the Trust so that the total expenses do not exceed .44% of average daily net assets annually. For the fiscal year ended June 30, 1995 the manage-

--------------------------------------------------------------------------------
ment fee was $10,636,000 of which $2,332,000 was waived by the Manager in ac-cordance with the expense limitation discussed above.
  In addition, the Trust and the Manager have entered into a separate Transfer Agent Agreement with respect to Class D shares under which DST Systems, Inc. is entitled to a fee of .15% of the average daily net assets of Class D plus out-of-pocket costs.
  Wellington Management Company serves as the Investment Adviser of the Trust. For its services, the Investment Adviser receives an annual fee equal to .075% of the Trust's average daily net asset value up to $500 million and .02% of such net asset value in excess of $500 million. At June 30, 1995, the Invest-ment Adviser was a holder of beneficial interest in the Trust. The fees of the Investment Adviser are paid monthly.
  SEI Financial Services Company ("SFS") acts as the distributor of the shares of the Trust under a Distribution Agreement and Distribution Plans which pro-vide for the Trust to reimburse SFS for its distribution expenses. Reimburse-ment for expenses incurred by SFS may not exceed .30% of a Portfolio's average daily net assets. Distribution expenses include, among other items, the compen-sation and benefits of sales personnel incurred by SFS in connection with the promotion and sale of shares. Distribution expenses not attributable to a spe-cific Portfolio are allocated among the Portfolios on the basis of their rela-tive average daily net assets.
  In addition, the Treasury Securities Portfolio and the Prime Obligation Port-folio have registered an additional class of shares, Class D shares, for which a separate distribution plan has been adopted. The Class D Distribution Plan (the "Class D" Plan) provides for additional payments to the distributor of
 .25% of each of the Class D shares average daily net assets. As of the fiscal year end, SFS is taking a fee under the Class D Plan of only .20% of each of the Class D average daily net assets.

4. TRANSACTIONS WITH AFFILIATES

  Certain officers and/or Trustees of the Trust are also officers and/or Direc-tors of the Manager or SFS. Compensation of officers and affiliated Trustees of the Trust is paid by the Manager and/or SFS.
  CoreStates N.A., which is a Trust shareholder, acts as Custodian and Wire Agent for the Trust.

5. CAPITAL LOSS CARRYOVERS

  At June 30, 1995, the Portfolios had a capital loss carryover, to the extent provided in regulations, for Federal income tax purposes as follows:

Government Securities Portfolio:  $16,295 expiring in 2001
Prime Obligation
 Portfolio:                       $67,346 expiring in 2000
                                    5,140 expiring in 2003

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of SEI Liquid Asset Trust:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Treasury Securities Portfolio, the Government Securities Portfolio, the Prime Obligation Portfolio, the Institutional Cash Portfolio and the Money Market Portfolio (constituting SEI Liquid Asset Trust, hereafter referred to as the "Trust") at June 30, 1995, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Philadelphia, Pennsylvania
August 11, 1995

  PART C. OTHER INFORMATION
  Post-Effective Amendment No. 19
  -------------------------------
  Item 24.  Financial Statements and Exhibits:

       (a)  Financial Statements.

        The Registrant's Financial Statements for the year ended June 30, 1995 including Price Waterhouse's report thereon, are included in the Statement of Additional Information filed herewith. Financial Statements included are:

        1.      Statement of Net Assets as of June 30, 1995

        2.      Statement of Assets and Liabilities for the year ending June 30,
                1995

        3.      Statement of Operations for the year ended June 30, 1995

        4. Statement of Changes in Net Assets for the years ended June 30, 1994 and 1995
        5.      Financial Highlights for the respective periods presented
        6.      Notes to Financial Statements
        7.      Report of Independent Accountants

       (b)  Additional Exhibits.

        (1)     Registrant's Agreement and Declaration of Trust.*

        (2)     Registrant's By-laws.*
        (3)     Not applicable.
        (4)     Not applicable.

        (5)(a) Investment Advisory Contract dated October 30, 1985 between TrustFunds Liquid Asset Trust and Wellington Management Company.*

        (5)(b) Management Agreement dated as of October 31, 1986 by and between TrustFunds Liquid Asset Trust and SEI Financial Management Corporation.*

        (6) Distribution Agreement dated November 29, 1982 between TrustFunds Liquid Asset Trust and SEI Financial Services Company.*
        (7)     Not applicable.

        (8)(a) Custodian Agreement dated September 1, 1981 by and between TrustFunds Liquid Asset Trust and The Philadelphia National Bank.*

        (8)(b) Custodian Agreement dated October 25, 1984 between TrustFunds Liquid Asset Trust and First Interstate Bank of Oregon.*



        (9)     Not applicable.

        (10)    Opinion and Consent of Counsel./2/


        (11)    Consent of Independent Accountants.*
        (12)    Not applicable.
        (13)    Not applicable.
        (14)    Not applicable.

        (15)(a) Registrant's 12b-1 Distribution Plan as amended March 30,
                1984.*

        (15)(b) Registrant's 12b-1 Distribution Plan with respect to the ProVantage Funds Class.*

        (16)    Performance Quotation Computation./1/

        (18)    Rule 18f-3 Plan.*


        (24)    Powers of Attorney.*

        (27)    Financial Data Schedules.*

---------------

  *  Filed herewith.


  1 Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed with the SEC on October 28, 1992.

  2 Incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A filed with the SEC on April 30, 1993.


  Item 25.  Persons Controlled by or under Common Control with Registrant:

    See the Prospectus and the Statement of Additional Information filed herewith regarding the Trust's control relationships. The Manager is a subsidiary of SEI Corporation which also controls the distributor of the Registrant, SEI Financial Services Company, and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

  Item 26.  Number of Holders of Securities:

    As of October 5, 1995
                                                             Number of
    Title of Class                                        Record Holders
    --------------                                        --------------

  Units of beneficial interest, without par value-
  Treasury Portfolio
     Class A........................................              82
     Class D........................................               6
  Government Portfolio..............................              38
  Prime Obligation Portfolio........................             104
  Institutional Cash Portfolio......................               0
  Money Market Portfolio............................               0

  Item 27. Indemnification:

     Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is filed herewith. Insofar as indemnification for liabilities arising under the

  Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

  Item 28.  Business and Other Connections of Investment Adviser:

  The list required by this Item 28 of officers and partners of Wellington Management Company, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Wellington Management Company pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15908).


  Item 29.  Principal Underwriters:

  (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

      Registrant's distributor, SEI Financial Services Company ("SFS"), acts as distributor for:

     SEI Daily Income Trust.................  July 15, 1982
     SEI Tax Exempt Trust...................  December 3, 1982
     SEI Index Funds........................  July 10, 1985
     SEI Institutional Managed Trust........  January 22, 1987
     SEI International Trust................  August 30, 1988
     Stepstone Funds........................  January 30, 1991
     The Compass Capital Group..............  March 8, 1991
     FFB Lexicon Funds......................  October 18, 1991
     The Advisors' Inner Circle Fund........  November 14, 1991
     The Pillar Funds.......................  February 28, 1992
     CUFUND.................................  May 1, 1992
     STI Classic Funds......................  May 29, 1992
     CoreFunds, Inc.........................  October 30, 1992
     First American Funds, Inc..............  November 1, 1992
     First American Investment Funds, Inc...  November 1, 1992
     The Arbor Fund.........................  January 28, 1993
     1784 Funds.............................  June 1, 1993
     The PBHG Funds, Inc....................  July 16, 1993
     Marquis/SM/ Funds......................  August 17, 1993
     Morgan Grenfell Investment Trust.......  January 3, 1994
     Inventor Funds, Inc....................  August 1, 1994


        The Achievement Funds Trust............  December 27, 1994
        Insurance Investment Products Trust....  December 30, 1994
        Bishop Street Funds....................  January 27, 1995
        CrestFunds, Inc........................  March 1, 1995
        Conestoga Family of Funds..............  May 1, 1995
        STI Classic Variable Trust.............  August 18, 1995

        SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, Pennsylvania 19087.


                             Position and Office           Positions and Offices
Name                         with Underwriter              with Registrant
----                         -------------------           ---------------------

  Alfred P. West, Jr.        Director, Chairman & Chief             --
                             Executive Officer
  Henry H. Greer             Director, President & Chief            --
                             Operating Officer
  Carmen V. Romeo            Director, Executive Vice
                             President & Treasurer         Treasurer & Assistant
                                                           Secretary
  Gilbert L. Beebower        Executive Vice President               --
  Richard B. Lieb            Executive Vice President               --
  Charles A. Marsh           Executive Vice President-              --
                             Capital Resources Division
  Leo J. Dolan, Jr.          Senior Vice President                  --
  Carl A. Guarino            Senior Vice President                  --
  Jerome Hickey              Senior Vice President                  --
  David G. Lee               Senior Vice President         President & Chief
                                                           Executive Officer
  William Madden             Senior Vice President                  --
  A. Keith McDowell          Senior Vice President                  --
  Dennis J. McGonigle        Senior Vice President                  --
  Hartland J. McKeown        Senior Vice President                  --
  James V. Morris            Senior Vice President                  --
  Steven Onofrio             Senior Vice President                  --
  Kevin P. Robins            Senior Vice President,        Vice President &
                             General Counsel &            Assistant Secretary
                             Secretary
  Robert Wagner              Senior Vice President                  --
  Patrick K. Walsh           Senior Vice President                  --
  Kenneth Zimmer             Senior Vice President                  --
  Robert Crudup              Managing Director                      --
  Vic Galef                  Managing Director                      --
  Kim Kirk                   Managing Director                      --

                             Position and Office          Positions and Offices
  Name                       with Underwriter             with Registrant
  ----                       -------------------          ---------------------
  John Krzeminski            Managing Director                      --
  Carolyn McLaurin           Managing Director                      --
  Barbara Moore              Managing Director                      --
  Donald Pepin               Managing Director                      --
  Mark Samuels               Managing Director                      --
  Wayne M. Withrow           Managing Director                      --
  Mick Duncan                Team Leader                   Assistant Secretary
  Vicki Malloy               Team Leader                   Assistant Secretary
  Robert Aller               Vice President                         --
  C. Tony Baker              Vice President                         --
  Steve Bendinelli           Vice President                         --
  Cris Brookmyer             Vice President & Controller            --
  Gordon W. Carpenter        Vice President                         --
  Robert B. Carroll          Vice President & Assistant    Vice President &
                             Secretary                     Assistant Secretary
  Todd Cipperman             Vice President & Assistant    Vice President &
                             Secretary                     Assistant Secretary
  Ed Daly                    Vice President                         --
  Jeff Drennen               Vice President                         --
  Lucinda Duncalfe           Vice President                         --
  Kathy Heilig               Vice President                         --
  Larry Hutchison            Vice President                         --
  Michael Kantor             Vice President                         --
  Samuel King                Vice President                         --
  Donald H. Korytowski       Vice President                         --
  Robert S. Ludwig           Vice President                Assistant Secretary
  Jack May                   Vice President                         --
  Sandra K. Orlow            Vice President & Assistant    Vice President &
                             Secretary                     Assistant Secretary
  Larry Pokora               Vice President                         --
  Kim Rainey                 Vice President                         --
  Paul Sachs                 Vice President                         --
  Steve Smith                Vice President                         --
  Daniel Spaventa            Vice President                         --
  Kathryn L. Stanton         Vice President & Assistant    Vice President &
                             Secretary                     Assistant Secretary
  William Zawaski            Vice President                         --
  James Dougherty            Director of Brokerage
                             Services                               --

  Item 30. Location of Accounts and Records:

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

     (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
         (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

                          CoreStates Bank, N.A.
                          Broad and Chestnut Streets
                          P.O. Box 7618

                          Philadelphia, Pennsylvania 19101


     (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D);
     (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Manager:

                          SEI Financial Management Corporation
                          680 E. Swedesford Road

                          Wayne, Pennsylvania 19087

     (d) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser:

                          Wellington Management Company
                          75 State Street
                          Boston, Massachusetts 02109

  Item 31. Management Services:  None.

  Item 32. Undertakings:

     Registrant hereby undertakes that whenever shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940 inform the Board of Trustees of their desire to communicate with shareholders of the Fund, the Trustees will inform such shareholders as to the approximate number of shareholders of record and the approximate costs of mailing or afford said shareholders access to a list of shareholders.

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to assist in communications with other shareholders as required by the provisions of Section 16(c) of the Investment Company Act of 1940.

            Registrant hereby undertakes to furnish each prospective person to whom a prospectus for any series of the Registrant is delivered with a copy of the Registrant's latest annual report to shareholders for such series, when such annual report is issued containing information called for by Item 5A of Form N-1A, upon request and without charge.

                                     NOTICE

      A copy of the Agreement and Declaration of Trust of SEI Liquid Asset Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Unitholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to Registration Statement No. 2-73428 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on the 30th day of October, 1995.

                          SEI LIQUID ASSET TRUST

                          By: /s/  David G. Lee
                             --------------------------
                              David G. Lee
                              President
  ATTEST:

     /s/ Jeffrey A. Cohen
   -------------------------------------
   Jeffrey A. Cohen
   Controller

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.

           *
---------------------------               Trustee               October 30, 1995
Richard F. Blanchard

           *
---------------------------               Trustee               October 30, 1995
William M. Doran

           *
---------------------------               Trustee               October 30, 1995
F. Wendell Gooch

           *
---------------------------               Trustee               October 30, 1995
Frank E. Morris

           *
---------------------------               Trustee               October 30, 1995
James M. Storey

           *
---------------------------               Trustee               October 30, 1995
Robert A. Nesher

/s/ Jeffrey A. Cohen
---------------------------               Controller and        October 30, 1995
Jeffrey A. Cohen                          Assistant Secretary

/s/ Carmen V. Romeo
---------------------------               Treasurer and         October 30, 1995
Carmen V. Romeo                           Assistant Secretary


* By: /s/ David G. Lee
      ----------------------
      David G. Lee
      Attorney-in-Fact

     Exhibit
     Number                           Exhibit                                       Page Number

     EX-99.B1          Registrant's Agreement and Declaration of Trust.*
     EX-99.B2          Registrant's By-laws.*
     EX-99.B3          Not applicable.
     EX-99.B4          Not applicable.
     EX-99.B5(a)       Investment Advisory Contract dated October 30, 1985
                       between TrustFunds Liquid Asset Trust and Wellington
                       Management Company.*
     EX-99.B5(b)       Management Agreement dated as of October 31, 1986 by and
                       between TrustFunds Liquid Asset Trust and SEI Financial
                       Management Corporation.*
     EX-99.B6          Distribution Agreement dated November 29, 1982 between
                       TrustFunds Liquid Asset Trust and SEI Financial Services
                       Company.*
     EX-99.B7          Not applicable.
     EX-99.B8(a)       Custodian Agreement dated September 1, 1981 by and between
                       TrustFunds Liquid Asset Trust and The Philadelphia National
                       Bank.*
     EX-99.B8(b)       Custodian Agreement dated October 25, 1984 between
                       TrustFunds Liquid Asset Trust and First Interstate Bank of
                       Oregon.*
     EX-99.B9          Not applicable.
     EX-99.B10         Opinion and Consent of Counsel./2/
     EX-99.B11         Consent of Independent Accountants.*
     EX-99.B12         Not applicable.
     EX-99.B13         Not applicable.
     EX-99.B14         Not applicable.
     EX-99.B15(a)      Registrant's 12b-1 Distribution Plan as amended March 30,
                       1984.*
     EX-99.B15(b)      Registrant's 12b-1 Distribution Plan with respect
                       to the ProVantage Funds Class.*
     EX-99.B16         Performance Quotation Computation./1/
     EX-99.B18         Rule 18f-3 Plan.*
     EX-99.B24         Powers of Attorney.*
     EX-27-1           Financial Data Schedule for Treasury Securities Portfolio
                       Class A.*
     EX-27-2           Financial Data Schedule for Government Securities Portfolio.*
     EX-27-3           Financial Data Schedule for Prime Obligation Portfolio.*
     EX-27-4           Financial Data Schedule for Money Market Portfolio.*
     EX-27-5           Financial Data Schedule for Treasury Securities Portfolio
                       Class D.*
     EX-27-6           Financial Data Schedule for Institutional Cash Portfolio.*
---------------

  *  Filed herewith.


  1 Incorporated by reference to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A filed with the SEC on October 28, 1992.

  2 Incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A filed with the SEC on April 30, 1993.